Exhibit 10.1

PORTFOLIO PURCHASE AGREEMENT

Southmont Plaza – Easton, PA

East Hanover Plaza – East Hanover, NJ

Stow Community Center – Stow, OH

THIS PORTFOLIO PURCHASE AGREEMENT (this “Agreement”) is made effective as of September 15, 2025 (the “Effective Date”) by and among BRE DDR IVA SOUTHMONT PA LLC, a Delaware limited liability company (“Southmont Seller”), DDR SOUTHEAST EAST HANOVER, L.L.C., a Delaware limited liability company (formerly known as Inland Southeast East Hanover, L.L.C.) (“East Hanover Seller”), DDR OHIO OPPORTUNITY II LLC, an Ohio limited liability company (“Stow Seller”) (each individually, a “Seller” and collectively, “Sellers”), and HRP STOW, LLC, a Delaware limited liability company (“HRP Stow”), BRAMBLEWOOD STOW LLC, a Delaware limited liability company (“Bramblewood Stow”), and CONCORD STOW LLC, a Delaware limited liability company (“Concord Stow” and together with Bramblewood Stow and HRP Stow, collectively as tenants in common “Stow Buyer”), HRP SOUTHMONT, LLC, a Delaware limited liability company (“HRP Southmont”), BRAMBLEWOOD 89 LLC, a Delaware limited liability company (“Bramblewood Southmont”), and CONCORD 89 LLC, a Delaware limited liability company (“Concord Southmont” and together with Bramblewood Southmont and HRP Southmont, collectively as tenants in common, “Southmont Buyer”), and HRP EAST HANOVER, LLC, a Delaware limited liability company (“HRP East Hanover”), BRAMBLEWOOD EAST HANOVER LLC, a Delaware limited liability company (“Bramblewood East Hanover”), and CONCORD EAST HANOVER LLC, a Delaware limited liability company(“Concord East Hanover” and together with Bramblewood East Hanover and HRP East Hanover, collectively as tenants in common, the “East Hanover Buyer”). The East Hanover Buyer, together with Stow Buyer and Southmont Buyer shall be collectively referred to as the “Buyer”.

SECTION 1 THE PROPERTY.

1.1
Southmont Seller agrees to sell and Buyer agrees to purchase the real property situated at the location generally known as 4423 Birkland Place in Easton, Northampton County, Pennsylvania, and more particularly described on Exhibit “A-1”, together with all improvements located thereon, if any, and all appurtenant easements, rights, and privileges (the “Southmont Property”). The Southmont Property is commonly referred to as Southmont Plaza, as shown on the site plan attached as Exhibit “B-1”.
1.2
At Closing, Southmont Seller further agrees to assign, transfer and convey to Buyer, and Buyer agrees to acquire and assume from Southmont Seller, for no additional consideration (aside from the Purchase Price (as hereinafter defined) as more particularly set forth herein), Southmont Seller’s right, title and interest in and to the following:
a)
All of Southmont Seller’s right, title and interest, if any, in and to all apparatus, fittings and fixtures in or on the Southmont Property or which are attached thereto (the “Southmont Fixtures”); provided, however, that the foregoing shall in no event include any fixtures owned by the tenants;

b)
All of Southmont Seller’s right, title and interest, if any, in and to any equipment, machinery and personal property located in or on the Southmont Property and owned by Southmont Seller (the “Southmont Personal Property”);
c)
All of Southmont Seller’s right, title and interest, if any, in and to the trademark, service mark, trade name and name directly relating to “Southmont Plaza” (the “Southmont Intellectual Property”);
d)
The landlord’s and lessor’s interest in all leasehold estates created by the Leases and the Temporary Occupancy Agreements (each as hereinafter defined) with respect to the Southmont Property;
e)
All of Southmont Seller’s right, title and interest, if any, in and to all warranties and guaranties, if any, relating to the Southmont Property, to the extent transferrable and/or assignable (collectively, the “Southmont Warranties”); provided, however, Buyer shall be solely responsible for all assignment or transfer fees, costs and expenses associated with and/or payable in connection with the foregoing assignment and transfer of any such Southmont Warranties;
f)
All of Southmont Seller’s right, title and interest, if any, in and to all consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality relating to the Southmont Property, to the extent transferrable and/or assignable (the “Southmont Permits”); provided, however, Buyer shall be solely responsible for all assignment or transfer fees, costs and expenses associated with and/or payable in connection with the foregoing assignment and transfer of any such Southmont Permits;
g)
All of Southmont Seller’s right, title and interest, if any, in and to all Permitted Exceptions (as hereinafter defined) to which the Southmont Property is subject;
h)
All of Southmont Seller’s right, title and interest, if any, in and to all plans and specifications and other architectural and engineering drawings for the Southmont Property, if any, to the extent transferrable (the “Southmont Plans”);
i)
all of Southmont Seller’s right, title and interest, in and to that certain Declaration of Condominium for Southmont Center Condominium, a condominium by Bethlehem Centres, LLC, recorded July 16, 2003 as Record Book 2003-1 Page 276067, as amended by First Corrective Amendment to Declaration of Condominium for Southmont Center Condominium, a Condominium recorded September 22, 2004 in Record Book 2004-1 Page 368312, as amended by First Amendment to Declaration of Condominium for Southmont Center, a Condominium recorded October 25, 2004 in Record Book 2004-1 Page 411671 (the “Southmont Declaration”); and
j)
all of Southmont Seller’s right, title and interest as a Member (as defined in the Southmont Declaration) in and under the By-Laws of the Southmont Center Condominium Association, a nonprofit corporation of the Commonwealth of Pennsylvania (the “Southmont Association”).

1.3
East Hanover Seller agrees to sell and Buyer agrees to purchase the real property situated at the location generally known as 154 S. Route 10 in East Hanover, Morris County, New Jersey, and more particularly described on Exhibit “A-2”, together with all improvements located thereon, if any, and all appurtenant easements, rights, and privileges (the “East Hanover Property”). The East Hanover Property is commonly referred to as East Hanover Plaza, as shown on the site plan attached as Exhibit “B-2”.
1.4
At Closing, East Hanover Seller further agrees to assign, transfer and convey to Buyer, and Buyer agrees to acquire and assume from East Hanover Seller, for no additional consideration (aside from the Purchase Price as more particularly set forth herein), East Hanover Seller’s right, title and interest in and to the following:
a)
All of East Hanover Seller’s right, title and interest, if any, in and to all apparatus, fittings and fixtures in or on the East Hanover Property or which are attached thereto (the “East Hanover Fixtures”); provided, however, that the foregoing shall in no event include any fixtures owned by the tenants;
b)
All of East Hanover Seller’s right, title and interest, if any, in and to any equipment, machinery and personal property located in or on the East Hanover Property and owned by East Hanover Seller (the “East Hanover Personal Property”);
c)
All of East Hanover Seller’s right, title and interest, if any, in and to the trademark, service mark, trade name and name directly relating to “East Hanover Plaza” (the “East Hanover Intellectual Property”);
d)
The landlord’s and lessor’s interest in all leasehold estates created by the Leases and the Temporary Occupancy Agreements with respect to the East Hanover Property;
e)
All of East Hanover Seller’s right, title and interest, if any, in and to all warranties and guaranties, if any, relating to the East Hanover Property, to the extent transferrable and/or assignable (collectively, the “East Hanover Warranties”); provided, however, Buyer shall be solely responsible for all assignment or transfer fees, costs and expenses associated with and/or payable in connection with the foregoing assignment and transfer of any such East Hanover Warranties;
f)
All of East Hanover Seller’s right, title and interest, if any, in and to all consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality relating to the East Hanover Property, to the extent transferrable and/or assignable(the “East Hanover Permits”); provided, however, Buyer shall be solely responsible for all assignment or transfer fees, costs and expenses associated with and/or payable in connection with the foregoing assignment and transfer of any such East Hanover Permits;
g)
All of East Hanover Seller’s right, title and interest, if any, in and to all Permitted Exceptions to which the East Hanover Property is subject;
h)
All of East Hanover Seller’s right, title and interest, if any, in and to all plans and specifications and other architectural and engineering drawings for the East Hanover Property, if any, to the extent transferrable (the “East Hanover Plans”).
1.5
Stow Seller agrees to sell and Buyer agrees to purchase the real property situated at the location generally known as 4332 Kent Road in Stow, Summit County, Ohio, and more particularly described on Exhibit “A-3”, together with all improvements located thereon, if any, and all appurtenant easements, rights, and privileges (the “Stow Property” and, together with the Southmont Property and the East Hanover Property, each individually a “Property” and collectively, the “Properties”).
1.6
At Closing, Stow Seller further agrees to assign, transfer and convey to Buyer, and Buyer agrees to acquire and assume from Stow Seller, for no additional consideration (aside from the Purchase Price as more particularly set forth herein), Stow Seller’s right, title and interest in and to the following:
a)
All of Stow Seller’s right, title and interest, if any, in and to all apparatus, fittings and fixtures in or on the Stow Property or which are attached thereto (the “Stow Fixtures”, and collectively with the Southmont Fixtures and the East Hanover Fixtures, the “Fixtures”); provided, however, that the foregoing shall in no event include any fixtures owned by the tenants;
b)
All of Stow Seller’s right, title and interest, if any, in and to any equipment, machinery and personal property located in or on the Stow Property and owned by Stow Seller (the “Stow Personal Property” and collectively with the Southmont Personal Property and the East Hanover Personal Property, the “Personal Property”);
c)
All of Stow Seller’s right, title and interest, if any, in and to the trademark, service mark, trade name and name directly relating to “Stow Community Center” (the “Stow Intellectual Property” and collectively with the Southmont Intellectual Property and the East Hanover Intellectual Property, the “Intellectual Property”);
d)
The landlord’s and lessor’s interest in all leasehold estates created by the Leases and the Temporary Occupancy Agreements with respect to the Stow Property;
e)
All of Stow Seller’s right, title and interest, if any, in and to all warranties and guaranties, if any, relating to the Stow Property, to the extent transferrable and/or assignable (collectively, the “Stow Warranties” and collectively with the Southmont Warranties and the East Hanover Warranties, the “Warranties”); provided, however, Buyer shall be solely responsible for all assignment or transfer fees, costs and expenses associated with and/or payable in connection with the foregoing assignment and transfer of any such Stow Warranties;
f)
All of Stow Seller’s right, title and interest, if any, in and to all consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality relating to the Stow Property, to the extent transferrable and/or assignable (the “Stow Permits” and collectively with the Southmont Permits and the East Hanover Permits, the “Permits”); provided, however, Buyer shall be solely responsible for all assignment or transfer fees, costs and expenses associated with and/or payable in connection with the foregoing assignment and transfer of any such Stow Permits;
g)
All of Stow Seller’s right, title and interest, if any, in and to all Permitted Exceptions to which the Stow Property is subject; and
h)
All of Stow Seller’s right, title and interest, if any, in and to all plans and specifications and other architectural and engineering drawings for the Stow Property, if any, to the extent transferrable (the “Stow Plans” and collectively with the Southmont Plans and the East Hanover Plans, the “Plans”), including, but not limited to, the Plans set forth in the Initial Stow Contract.

SECTION 2 PURCHASE PRICE; ALLOCATION.

2.1
Buyer agrees to pay Sellers, as the purchase price for the Properties, the sum of One Hundred Twenty-Six Million and 00/100 Dollars ($126,000,000.00) (the “Purchase Price”). The Purchase Price shall be paid as follows:
a)
Seller confirms that, on or prior to the Effective Date of this Agreement, Buyer has deposited One Million Two Hundred Sixty Thousand and 00/100 Dollars ($1,260,000.00) with the Escrow Agent (as hereinafter defined) in escrow as an initial earnest money deposit (the “Initial Deposit”).
b)
On the first business day immediately after the expiration of the Due Diligence Period (as hereinafter defined), unless Buyer has terminated this Agreement in accordance with Section 8.2 below, Buyer shall deposit an additional sum of One Million Two Hundred Sixty Thousand and 00/100 Dollars ($1,260,000.00) with the Escrow Agent (the “Additional Deposit”). For purposes of this Agreement, the Initial Deposit, together with the Additional Deposit (as and when made), shall be collectively referred to as the “Earnest Deposit”. Upon the expiration of the Due Diligence Period, the Earnest Deposit shall be nonrefundable to Buyer except as expressly provided herein but shall be applicable to the Purchase Price at Closing;
c)
Buyer shall deliver the Purchase Price, less the Earnest Deposit, and the credits authorized to Buyer, in immediately available funds in escrow with the Escrow Agent on or prior to the Closing Date (as hereinafter defined); and
d)
Notwithstanding anything in this Agreement to the contrary, a portion of the Earnest Deposit in the amount of One Hundred and 00/100 Dollars ($100.00) shall be non-refundable to Buyer and shall be distributed to Sellers upon any termination of this Agreement as independent consideration for Sellers’ performance under this Agreement. If this Agreement is properly terminated by Buyer pursuant to a right of termination granted to Buyer by any provision of this Agreement, if any, the One Hundred and 00/100 Dollars ($100.00) non-refundable portion of the Earnest Deposit shall be promptly distributed to Sellers and, subject to the relevant provisions herein, the balance of the Earnest Deposit remaining after distribution of the independent consideration to Sellers shall be promptly returned to Buyer.

2.2
This Agreement is intended to be a single unitary agreement, and Sellers are required to sell all of the Properties to Buyer pursuant to the provisions of this Agreement, and Buyer is required to purchase all of the Properties from Sellers pursuant to the provisions of this Agreement. Without limiting the generality of the foregoing, and notwithstanding anything to the contrary set forth elsewhere in this Agreement, in no event shall Sellers be obligated to sell less than all the Properties. Recognizing that this Agreement is a unitary agreement, and subject to the provisions of the preceding sentence, the Purchase Price has been allocated among the Properties as set forth in Schedule 2.2 attached hereto (each an “Allocated Purchase Price” and collectively the “Allocated Purchase Prices”).

SECTION 3 ESCROW AND TITLE INSURANCE.

3.1
Escrow Agent. The parties hereto designate First American Title Insurance Company, 950 Main Avenue, Suite 450, Cleveland, Ohio 44113, Attn: Rebecca S. Groetsch, Phone: 216-802-3502, Email: rgroetsch@firstam.com (the “Title Company”) as the escrow agent (the “Escrow Agent”) in connection with this transaction. This Agreement shall serve as escrow instructions and shall be subject to the usual conditions of acceptance of the Escrow Agent, insofar as the same are not inconsistent with any of the terms hereof. By execution of this Agreement, the Escrow Agent agrees that the Earnest Deposit shall be held as a deposit under this Agreement in an interest-bearing account and: (i) applied against the Purchase Price if Closing occurs; or (ii) delivered to Sellers or Buyer, in accordance with the terms of this Agreement upon the written approval of Sellers and Buyer (other than in connection with the timely termination of this Agreement by Buyer under Section 8.2(c), for which no written approval shall be required in order for the Earnest Deposit to be returned to Buyer), if Closing does not occur. Interest on the Earnest Deposit shall be paid to the party entitled to receive the Earnest Deposit pursuant to this Agreement.
a)
Escrow Agent is hereby appointed by Buyer and Sellers to receive, hold and dispose of the Earnest Deposit set forth above in accordance with the terms and conditions hereof. Escrow Agent shall not release any or all of the Earnest Deposit without joint written instructions from Buyer and Sellers (other than in connection with the timely termination of this Agreement by Buyer under Section 8.2(c), for which joint instructions shall not be required in order for the Earnest Deposit to be returned to Buyer). Escrow Agent is acting solely as a stakeholder and depository, and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness, or validity of the subject matter of the escrow, or for the identity or authority of any person executing or depositing it.
b)
Buyer and Sellers agree to indemnify, defend and hold harmless the Escrow Agent from and against any loss, cost, damage, expense and attorney’s fees in connection with or in any way arising out of this Agreement, other than expenses resulting from the Escrow Agent’s own gross negligence or willful misconduct.
c)
In the event of a dispute concerning the Earnest Deposit, Escrow Agent may continue to hold the Earnest Deposit pursuant to the terms hereof, or may, after giving Buyer and Sellers at least 15 days’ advance, written notice, at the joint and several cost of the Buyer and Sellers, deposit the same in a court of competent jurisdiction. Escrow Agent may dispose of the Earnest Deposit in accordance with a court order, and shall be fully protected if it acts in accordance with any such court order.
d)
Escrow Agent may, at its own expense, consult with legal counsel in the event of any dispute or questions as to the construction of any provisions hereof or its duties hereunder, and it shall be fully protected in acting in accordance with the opinion or instructions of such counsel.
e)
Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other document Escrow Agent in good faith reasonably believes to be genuine and what it purports to be.
3.2
Title/Survey.
a)
As soon as reasonably practicable after the Effective Date, Buyer shall order from the Title Company a commitment (each, a “Commitment”, and collectively, the “Commitments”) to issue an ALTA Owner’s Policy of Title Insurance with respect to each of the Southmont Property, the East Hanover Property and the Stow Property in an amount equal to the Allocated Purchase Price for each respective Property (each, a “Title Policy”, and collectively, the “Title Policies”). Buyer shall have the right to order and obtain, at its expense, a new survey or an update of each Seller’s existing survey, if any, of each Property (each, a “Survey”, and collectively, the “Surveys”). In the event Buyer desires to obtain a Survey, then Buyer shall deliver a copy of each Survey to the applicable Seller in connection with any Survey Objections (as hereinafter defined). Each Survey shall be certified to the applicable Seller, Buyer and the Title Company. On or before the Closing Date, each Seller shall execute and deliver to the Title Company an affidavit to delete the standard preprinted exception for mechanic’s liens from the applicable Title Policy, substantially in the form of Exhibit “H” (the “Title Affidavit”). It shall be a condition precedent to Buyer’s obligation to purchase the Properties that the Title Company can and will, on the Closing Date, issue the Title Policies in accordance with the Commitments and subject only to the Permitted Exceptions.
b)
Buyer shall have the right to object to: (i) any matters disclosed by the Commitments (“Title Objections”), and (ii) any matters disclosed by a Survey (“Survey Objections”); provided that Buyer delivers written notice of valid Title Objections or Survey Objections on or before the fifth (5th) business day prior to the expiration of the Due Diligence Period; otherwise any such objections shall be deemed to be waived (provided that Buyer shall not be required to object to any Seller Monetary Liens (as hereinafter defined). If Buyer delivers in a timely manner written notice of any valid Title Objections and/or Survey Objections (collectively, “Objections”), then Sellers shall within three (3) business days from receipt of any Objections from Buyer notify Buyer in writing (“Sellers’ Response”) whether each Seller elects, in such Seller’s sole discretion, to: (i) cure any such Objections on or prior to the Closing Date, or (ii) not to cure any such Objections. If a Seller elected to cure an Objection under this Section and fails to do so by the Closing Date, Buyer shall have the right to (x) terminate this Agreement, whereupon the Escrow Agent shall promptly deliver the Earnest Deposit to Buyer, or (y) waive the Objections and proceed to purchase the Properties with such condition of title as Sellers are able to convey and/or subject to the Objections, without a reduction of the Purchase Price therefor, in which event the items objected to which were not cured shall be deemed to be acceptable to Buyer. In the event Seller fails to timely deliver Seller’s Response to Buyer within such three (3) business day period, Seller shall be deemed to have elected not to cure any of the Objections. If Seller’s Response states that Seller elects not to cure any of the Objections on or prior to the Closing Date, or if Seller is deemed to have elected not to cure any of the Objections as set forth above, then within five (5) business days of Seller’s Response, Buyer shall elect to either (x) terminate this Agreement, whereupon the Escrow Agent shall promptly deliver the Earnest Deposit to Buyer, or (y) waive the Objections and proceed to purchase the Properties with such condition of title as Sellers are able to convey and/or subject to the Objections, without a reduction of the Purchase Price therefor, in which event the items objected to which were not cured shall be deemed to be acceptable to Buyer. If Buyer fails to timely make such election, then Buyer shall be deemed to have elected to purchase the Property pursuant to the foregoing clause (y). Notwithstanding anything to the contrary contained in this Section 3.2(b), Sellers and Buyer acknowledge and agree that Buyer’s Objections and Seller’s Responses were provided prior to the Effective Date and that Buyer failed to timely make its election to terminate under this Section 3.2(b). As such, Buyer is deemed to have elected to purchase the Property pursuant to the foregoing clause (y).
c)
Buyer reserves the right to object, on or before the Closing Date, to any new matter shown in an updated Commitment, revised Survey, updated title search, or any other new matter (hereinafter, “New Matter”) of title not included in the Commitment or not shown on the Survey at the time Buyer delivers Objections to Seller. For the avoidance of doubt, the provisions of Section 3.2(b) related to Seller’s Response, Buyer’s response to same and the timing related thereto shall be applicable with respect to Buyer’s objection to any such New Matter, with the Closing Date to be extended accordingly, if necessary.
3.3
Release of Mortgages. Except for real estate taxes and assessments not yet due and payable as of the Closing, and mortgages, liens, judgements (including, without limitation, the judgement as to the Stow Property in Case No. 2024 CV 00148 filed with the Court of Common Pleas of Summit County, Ohio)and other encumbrances that are Permitted Exceptions, all mortgages, deeds of trust and monetary liens of ascertainable amounts encumbering a Property incurred by, for, or on behalf of a Seller (collectively, “Seller Monetary Liens”) shall be paid by the applicable Seller at or prior to Closing, or removed from record by the Title Company. For clarity, in no event shall the foregoing require a Seller to satisfy or expend money to remove any mortgages, deeds of trust or monetary liens of ascertainable amounts incurred by, for, or on behalf of any entity, tenant or other occupant of a Property other than the applicable Seller.

SECTION 4 CONVEYANCE. On the Closing Date, (I) Southmont Seller shall convey title to the Southmont Property by special warranty deed in the form attached hereto as Exhibit “J-1” (the “Southmont Deed”), (II) East Hanover Seller shall convey title to the East Hanover Property by special warranty deed in the form attached hereto as Exhibit “J-2” (the “East Hanover Deed”) and (III) Stow Seller shall convey title to the Stow Property by limited warranty deed in the form attached hereto as Exhibit “J-3” (the “Stow Deed” and together with the Southmont Deed and the East Hanover Deed, each a “Deed” and collectively, the “Deeds”), in each instance free and clear of all liens and encumbrances, except the following (collectively, the “Permitted Exceptions”): (i) real estate taxes and assessments for the year in which the Closing occurs, both general and special, not yet due and payable; (ii) declarations, conditions, covenants, restrictions, easements, rights of way and other matters of record, including without limitation, those items shown on the subdivision plat of each Property, which are not objected to or are waived by Buyer pursuant to Section 3.2 herein; (iii) zoning and building ordinances; (iv) those matters disclosed by each Survey; (v) matters of record as of August 1, 2025 not objected to by Buyer or which were Objections and Buyer elected to waive in accordance with Section 3.2 above; (vi) the rights of tenants in possession as tenants only without any purchase rights or options; (vii) the rights of any third-party pursuant to any unrecorded cable agreement more particularly described on Exhibit “C” attached hereto (the “Cable Agreements”), if any, and any licensees and/or temporary occupants under the Temporary Occupancy Agreements, if any and (viii) in respect of the East Hanover Property, the Cross Access Amendment in the form attached hereto as Exhibit “O” and made a part hereof (as recorded either before or after Closing as further described in Section 15 hereof). For the avoidance of doubt, Buyer shall not take any exception for mechanics’ liens incurred by, for, or on behalf of Seller. Transfer of each Seller’s interest as landlord under the leases then in effect at Closing with respect to such Seller’s Property (collectively, the “Leases”) shall be made by an Assignment and Assumption Agreement (the “Assignment of Leases”), substantially in the form of the Assignment of Leases and Guaranties attached hereto as Exhibit “D”and made a part hereof, to be executed by each Seller and Buyer effective as of Closing. The Leases in effect as of August 1, 2025 with respect to each Property are more particularly described on Exhibit “C” attached hereto and made a part hereof. In addition, each Seller shall assign to Buyer at Closing the Cable Agreements and all license agreements and other temporary occupancy agreements then in effect with respect to each Property (collectively, the “Temporary Occupancy Agreements”). The Cable Agreements and Temporary Occupancy Agreements in effect as of August 1, 2025 with respect to each Property, if any, are also set forth on Exhibit “C” attached hereto.

SECTION 5 PRORATIONS, credits, CLOSING COSTS and related covenants.

5.1
Rents.
a)
All collected Rents (as hereinafter defined) including Rents from New Leases (as hereinafter defined) shall be prorated between each Seller and Buyer as of 11:59 PM local time on the day immediately preceding the Closing Date. Sellers shall be entitled to all collected Rents attributable to any period prior to, but not including, the Closing Date. Buyer shall be entitled to all collected Rents attributable to any period on and after the Closing Date. For a period of six (6) months following the Closing, Buyer shall make good faith efforts to collect any Rents due to a Seller from tenants in occupancy at each Property but not collected as of the Closing Date on Sellers’ behalf, and if such Rents are received by Buyer, Buyer shall tender the same to the applicable Seller upon receipt; provided, however, that all Rents collected by Buyer on or after the Closing Date shall first be applied to all amounts due under the Leases at the time of collection (i.e., current Rents, delinquent Rents and sums due Buyer as the current owner and landlord) with the balance (if any) payable to the applicable Seller, but only to the extent of amounts delinquent and actually due such Seller. Buyer shall not have an exclusive right to collect the sums due each Seller under the Leases and Sellers hereby retain its rights to pursue claims against any tenant under the Leases as to any tenant that is no longer open and operating on a Property for sums due with respect to periods prior to the Closing Date; provided, however, that Sellers: (i) shall be required to notify Buyer in writing of its intention to commence or pursue such legal proceedings; (ii) shall only be permitted to commence or pursue any legal proceedings after the date which is three (3) months after the Closing Date; and (iii) shall not be permitted to commence or pursue any legal proceedings against any tenant seeking eviction of such tenant or the termination of the underlying Lease. The terms of the immediately preceding sentence shall survive the Closing Date and not be merged therein. “Rents” shall mean all base rents, additional rent and operating expense reimbursements and escalations due from the tenants of the Property under the Leases and Temporary Occupancy Agreements.
b)
Notwithstanding anything to the contrary contained in the foregoing provisions of Section 5.1(a), with respect to any Rents in the form of a percentage of a tenant’s gross sales in excess of a predetermined threshold or breakpoint (whether in excess of a predetermined threshold or breakpoint or in lieu of base rent or otherwise) (“Percentage Rent”), such Percentage Rent, if any, payable under each Lease shall be prorated with respect to the full lease year or other applicable full period provided for under the applicable Lease in which the Closing occurs on a per diem basis as and when collected. The proration of Percentage Rent, if any, shall be based on aggregate sales for the full lease year or other applicable full period under the Lease, without attributing tenant’s specific sales amount to the period before the Closing Date or the period from and after the Closing Date. Any Percentage Rent collected by Buyer (including any Percentage Rent which is delinquent) and pertaining to (i) an entire lease year or accounting period of a tenant under a Lease which ends on a date prior to the date of Closing, and (ii) that portion of a lease year or accounting period of such tenant covering a period prior to the date of Closing where such lease year or accounting period begins prior to the date of Closing and ends thereafter shall, in both cases, be paid to Seller promptly after receipt by Buyer. In connection with Seller’s right to collect a portion of Percentage Rent following the Closing Date, Seller may request, and Buyer shall promptly provide, any and all information relating to Percentage Rent to confirm the calculation and payment thereof. The foregoing paragraph shall survive the Closing Date and not be merged therein.
5.2
Property Operating Expenses. Operating Expenses (as hereinafter defined) for each Property shall be prorated as of 11:59 PM local time on the day immediately preceding the Closing Date. Each Seller shall pay all utility charges and other operating expenses attributable to the Property owned by such Seller, if any (collectively, the “Operating Expenses”), incurred prior to, but not including, the Closing Date (except for those Operating Expenses payable, whether actually paid or unpaid, directly to the service provider by tenants for such tenant’s leased premises in accordance with the Leases) and Buyer shall pay all Operating Expenses attributable to each Property on and after the Closing Date. All Operating Expenses paid or payable by tenants in accordance with the Leases shall be allocated between each Seller and Buyer, with each Seller responsible for periods prior to, but not including, the Closing Date and Buyer responsible for all periods on and after the Closing Date, and all applicable amounts to be trued up between Sellers and Buyer in accordance with this Section 5.2. Each Seller agrees to use commercially reasonable efforts to cause all meters for all public utilities (including water) being used on the Property owned by such Seller to be read on the day of giving possession to Buyer, or as soon as reasonably practical following the Closing Date. Buyer shall arrange with such services and companies to have accounts opened in Buyer’s name beginning at 12:00 AM on the Closing Date. To the extent that the amount of actual consumption of any utility services is not determined prior to the Closing Date, a proration shall be made at Closing based on the last available reading. Sellers shall not assign to Buyer any deposits which Sellers have with any of the utility services or companies servicing the Properties.

Within one hundred twenty (120) days following the Closing Date, each Seller shall deliver to Buyer a reconciliation statement of the Operating Expenses for its respective Property for the portion of the calendar year in which the Closing occurs that such Property was owned by Seller. Each Seller’s reconciliation statement shall include tenant invoice calculations and reasonable Operating Expense invoice back-up. Within the forty-five (45) day period following each Seller’s delivery of such reconciliation statement for Operating Expenses, Sellers and Buyer shall work in good faith to resolve any issues with respect to such reconciliation statement. Upon approval of the Operating Expense reconciliation statement, each Seller shall remit any amounts due to Buyer within forty-five (45) days and Buyer shall remit any amounts due to the applicable Seller within forty-five (45) days. If a Seller receives written notice from any tenant disputing that tenant’s share of the Operating Expenses before the Closing Date, Buyer and Sellers shall delay reconciliation of that tenant’s share of the Operating Expenses until such dispute is resolved within the time periods set forth in such tenant’s Lease. In any case, Buyer and Sellers shall complete reconciliation for all Operating Expenses on or before by December 31, 2025. Thereafter, Buyer shall be solely responsible for performing any Operating Expense reconciliations with tenants under the Leases with respect to the entire calendar year in which the Closing occurs. Buyer shall include in any Operating Expense reconciliations with the tenants under the Leases copies of any applicable billing statements and invoice back-up provided by Sellers for operating expenses incurred by Sellers during the period of Sellers’ ownership of the Properties.

This Section 5.2 shall survive the Closing and not be merged therein.

5.3
Real Estate Taxes and Assessments.
a)
All prorations provided to be made "as of the Closing Date" shall each be made as of 11:59 P.M. local time on the date immediately preceding the Closing Date. In each proration set forth below, the portion thereof allocable to periods beginning with the Closing Date shall be credited to Buyer, or charged to Buyer, as applicable, at Closing or, in the case of allocations made after Closing, upon receipt of such payments or invoice as of the Closing Date, and the portion thereof allocable to periods prior to the Closing Date shall be credited to the applicable Seller, or charged to the applicable Seller, as applicable, at Closing or, in the case of allocations made after Closing, upon receipt of such payments or invoice as of the Closing Date.
b)
Real estate taxes and assessments, both general and special that are payable to the taxing authority (collectively, the “Tax Expense”) shall be prorated as of 11:59 PM local time on the day immediately preceding the Closing Date. Each Seller shall be responsible for the Tax Expense attributable to the Property owned by such Seller prior to, but not including, the Closing Date (except for the Tax Expense, whether actually paid or unpaid, which is payable directly by tenants to the taxing authority for such tenant’s leased premises in accordance with the Leases), and Buyer shall be responsible for the Tax Expense attributable to the Properties on and after the Closing Date. If the Closing occurs prior to the receipt by a Seller of the bill for the Tax Expense for the calendar year in which the Closing occurs, the Tax Expense shall be prorated on the basis of the last officially certified and available tax duplicate. Monthly and/or lump sum amounts a Seller, as landlord, has collected from tenants under the Leases and Temporary Occupancy Agreements as reimbursements or prepayments of such Seller’s Tax Expense (collectively, “Tax Receivables”) shall be prorated between

Buyer and each Seller as of the Closing Date. The collected Tax Receivables shall be matched against the applicable Tax Expense to which they relate. Each Seller shall be entitled to Tax Receivables to the extent they relate to the Tax Expense attributable to the period prior to, but not including the Closing Date, and Buyer shall be entitled to Tax Receivables to the extent they relate to the Tax Expense attributable to the Closing Date or thereafter. After receipt of a final bill for the Tax Expense, Buyer shall promptly prepare and present to Sellers a calculation of the re-proration of the Tax Expense and Tax Receivables, based upon the actual amount of such Tax Expense charged and/or Tax Receivables received by the parties for the year or other applicable fiscal period. The parties shall make the appropriate adjusting payment between them within thirty (30) days after presentment to Sellers of Buyer's calculation and appropriate back-up information. Buyer shall provide each Seller with appropriate backup materials related to the calculation. With respect to any portion of a Property that is a separate tax parcel, and the applicable tenant pays the Tax Expense with respect to such parcel directly to the taxing authority under the terms of its lease, the Tax Expense for that parcel shall not be prorated between Buyer and the applicable Seller at Closing as such tenant(s) shall be responsible for paying the taxing authority for such Tax Expense as it becomes due pursuant to the terms of its Lease.
c)
Notwithstanding the foregoing, any real estate tax refunds or rebates which apply to periods before the Closing Date shall remain the property of applicable Seller, and such Seller shall have the right to file and pursue any appeals attributable to such Seller’s period of ownership of the Property owned by such Seller, with respect to tax assessments for such Property. If a Seller is successful in any such tax appeal related to the calendar year in which the Closing occurs, Buyer and such Seller shall share in the reasonable out-of-pocket costs of any such appeal and rebates or refunds in the same proportion as the proration of the Tax Expense set forth on the settlement statement executed by the parties at Closing. Sellers shall calculate and apply to tenants’ accounts credits and charges where applicable. Sellers shall provide copies of this calculation (which shall be subject to verification by Buyer), along with copies of the billings to Buyer, along with any balance due to Buyer. If Buyer is successful in any such tax appeal attributable to a Seller’s ownership period of a Property, Buyer and the applicable Seller shall share in the reasonable out-of-pocket cost of any such appeal and rebates or refunds in the same proportion as the proration of the Tax Expense set forth on the settlement statement executed by the parties at Closing. Buyer shall calculate and apply to tenants’ accounts credits and charges where applicable. Buyer shall provide copies of this calculation (which shall be subject to verification by Sellers), along with copies of the billings to the applicable Seller, along with any balance due to such Seller. All prorations hereunder shall be made within thirty (30) days after presentment of invoices or receipt of amounts applicable to this Subsection.
d)
This Section 5.3 shall survive the Closing and not be merged therein.
5.4
Costs to be Paid by Sellers. Sellers shall pay or be charged with the following costs and expenses in connection with this transaction:
a)
in respect of the Southmont Property one-half (1/2) of the transfer taxes and conveyance fees;

b)
in respect of the East Hanover and the Stow Property, the transfer taxes and conveyance fees;
c)
in respect of the East Hanover Property, 71.4% of the cost of any state, county or municipal transfer tax and conveyance fee supplemental to the New Jersey realty transfer fee, including the so-called “mansion tax”, if applicable, as detailed on Exhibit “M” attached hereto.
d)
in respect of the Stow Property, the cost of the title examination and the Commitment;
e)
in respect of the Stow Property, one-half (1/2) of the premium for the Title Policy;
f)
one half (1/2) of the escrow fee and the reasonable closing fees charged by the Escrow Agent;
g)
the commission due to the Broker, as described and defined in Section 11 below; and
h)
the fees and expenses of Sellers’ attorney(s).
5.5
Costs to be Paid by Buyer. Buyer shall pay the following costs and expenses in connection with this transaction:
a)
the cost of recording the Deeds;
b)
in respect of the Southmont Property one-half (1/2) of the transfer taxes and conveyance fees;
c)
in respect of the Southmont Property and the East Hanover Property, the cost of the title examination, the Commitment and the premium for the Title Policy;
d)
in respect of the Stow Property, one-half (1/2) of the premium for the Title Policy;
e)
in respect of the East Hanover Property, 28.6% of the cost of any state, county or municipal transfer tax and conveyance fee supplemental to the New Jersey realty transfer fee, including the so-called “mansion tax”, if applicable, as detailed on Exhibit “M” attached hereto;
f)
the cost of any endorsements to the Title Policies;
g)
one-half (1/2) of the escrow fee and the reasonable closing fees charged by the Escrow Agent;
h)
the cost of the Surveys, if obtained;
i)
all costs and expenses in connection with Buyer’s financing, including the filing of all documents necessary to complete such financing;
j)
all costs incurred by Buyer in connection with its due diligence or other activities related to the Properties; and
k)
the fees and expenses of Buyer’s attorney(s).

Any other costs and expenses not specifically provided for herein shall be paid by the party who incurred those costs, or if neither party is charged with incurring any such costs, then by the party customarily assessed for such costs in the State where the Property is located. Notwithstanding the foregoing, in the event Seller receives any refunds or reimbursements from the State of New Jersey as it relates to the amount of the so-called “Mansion Tax” paid with respect to the East Hanover Property (the “Mansion Tax Refund”), such Mansion Tax Refund shall be split on a pro rata basis between the parties post-Closing. The terms of Sections 5.4 and 5.5 shall survive the Closing and not be merged therein.

5.6
Security Deposits. Attached hereto as Schedule 5.6 is a true, correct and complete list of all security deposits held by each Seller under the Leases as of August 1, 2025. At Closing, all security deposits from the tenants under the Leases, to the extent paid by such tenants to a Seller and not applied by such Seller prior to the Closing (including, without limitation, application by a Seller against any accounts receivable from such tenants that are due to such Seller), shall be credited to Buyer as a credit against the Purchase Price and shall be retained by such Seller free and clear of any and all claims on the part of tenants. From and after Closing, Buyer shall be responsible for maintaining as security deposits and other deposits the aggregate amount so credited to Buyer in accordance with all applicable laws, rules and regulations, and in accordance with the provisions of the Leases relevant thereto. This Section 5.6 shall survive the Closing and not be merged therein.
5.7
Leasing Commissions; Tenant Inducement Costs. Attached hereto as Schedule 5.7 is a true, correct and complete list of all unpaid leasing commissions, tenant improvement allowances and tenant credits (i.e., free rent credits or other similar tenant inducement costs) (collectively, the “Tenant Inducement Costs”), in each case as of August 1, 2025 with respect to any Leases which exist as of August 1, 2025 (each an “Existing Lease” and collectively, the “Existing Leases”). Sellers shall deliver to Buyer an updated Schedule 5.7 no later than two (2) business days prior to the Closing Date, and such updated Schedule 5.7 shall include Tenant Inducement Costs for New Leases which were not included on the previously delivered Schedule 5.7. At (and subject to) Closing, to the extent there are any Tenant Inducement Costs with respect to any Existing Lease, and The Paper Store Lease (as hereinafter defined), Buyer shall (i) receive a credit against the Purchase Price in the amount of any Tenant Inducement Costs with respect to such Existing Leases and The Paper Store Lease, and (ii) assume the obligation for the payment of Tenant Inducement Costs with respect to Existing Leases, and The Paper Store Lease.

In addition, Buyer shall be responsible for any and all Tenant Inducement Costs in respect of any new lease or any renewal, extension or expansion of any Existing Lease entered into after August 1, 2025 that was approved or consented to by Buyer (or deemed approved or consented to by Buyer) in accordance with this Agreement. If and to the extent Buyer shall be responsible for any such Tenant Inducement Costs in accordance with the foregoing, Buyer hereby expressly assumes the obligation to make such payments following the Closing Date, and shall indemnify, defend, and hold harmless Sellers from and against any and all losses, costs, expenses, liabilities, claims and damages (including reasonable attorneys’ fees, court costs and litigation expenses) suffered by Sellers as a result of Buyer’s failure to pay the aforementioned costs to the applicable broker or tenant when they become due and payable, but only up to the amount of the credit received by Buyer as to such Tenant Inducement Costs. Each Seller, severally indemnifies and holds Buyer harmless from and against any and all claims for leasing commissions payable by, through or under such Seller with respect to the applicable Property solely to the extent such leasing commission exceeds the credit provided to Buyer with respect to the same under this Section 5.7 and further provided that Buyer had no knowledge and/or no way of knowing such obligation existed. All of the obligations of Buyer and Seller under this Section 5.7 shall survive Closing.

5.8
East Hanover – The Paper Store Gap Rent. If the Rent Commencement Date (as defined in the The Paper Store Lease) shall not have occurred at or prior to Closing, at (and subject to) Closing, pursuant to an escrow agreement substantially in the form of Exhibit “K” attached hereto and made a part hereof (the “East Hanover Gap Rent Escrow Agreement”), Escrow Agent shall withhold from the Purchase Price otherwise payable to East Hanover Seller an amount equal to: (a) one hundred percent (100%) of twelve (12) months of Minimum Rent (as defined in the The Paper Store Lease), plus (b) one hundred percent (100%) of twelve (12) months of Tenant’s Common Area Charges, Taxes and Insurance Charges (each as defined in the The Paper Store Lease), in the amounts stated in Schedule 5.8 attached hereto (collectively, the “The Paper Store Escrowed Funds”). Escrow Agent shall hold the The Paper Store Escrowed Funds in an interest bearing account (the “East Hanover Gap Rent Escrow Account”), and disburse the The Paper Store Escrowed Funds in accordance with the East Hanover Gap Rent Escrow Agreement as follows: (1) commencing on the last business day of the first full calendar month after the Closing Date, and continuing on the last business day of each succeeding calendar month until the earlier to occur of either (i) the last day of the twelfth (12th) full calendar month following the Closing Date or (ii) the occurrence of the Commencement Date (as defined in the The Paper Store Lease), Escrow Agent shall disburse to Buyer one-twelfth (1/12) of the original deposited The Paper Store Escrowed Funds; provided, however, that the amount to be disbursed to Buyer for the calendar month in which the Commencement Date (as defined in the The Paper Store Lease) occurs shall be prorated as of such Commencement Date, and (2) to East Hanover Seller any remaining amount of The Paper Store Escrowed Funds in the East Hanover Gap Rent Escrow Account after disbursing the amount payable to Buyer under clause (1) above, including any interest earned on The Paper Store Escrowed Funds. If the Commencement Date (as defined in the The Paper Store Lease) shall not have occurred at or prior to Closing, at (and subject to) Closing, Buyer shall receive a credit against the Purchase Price in the amount of the Minimum Rent, plus Common Area Charges, Taxes and Insurance Charges (each as defined in the The Paper Store Lease) reasonably estimated by Buyer and the East Hanover Seller that would have been payable under the The Paper Store Lease for the month in which Closing occurs had the Commencement Date occurred at or prior to Closing prorated by the number of days from and including the Closing Date to the last day of the calendar month in which Closing occurs. All of the obligations of Buyer and Seller under this Section 5.8 shall survive Closing. The “The Paper Store Lease” means that certain Lease by and between East Hanover Seller and TPS Group Holdings LLC, Inc., a Delaware limited liability company, dated September 5, 2025.
5.9
Capital Repairs Credit. At (and subject to) Closing, Buyer shall receive a credit of

Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) against the Purchase Price (the “Capital Repairs Credit”) with respect to certain capital items at the Properties including roof replacements, parking lot repairs and tenant HVAC replacements (collectively, the “Capital Repairs”). At Closing, the Capital Repairs Credit shall be allocated among the Properties as directed by Sellers in their commercially reasonable discretion. Buyer acknowledges and agrees that the Capital Repairs Credit is full consideration to Buyer in respect of the Capital Repairs and Buyer acknowledges and agrees that the Capital Repairs Credit shall not be construed to limit the provisions of Section 7 of this Agreement, including, without limitation, the conveyance by Sellers to Buyer of the Properties in their “AS-IS” condition and the waivers of Buyer set forth in such Section 7. Notwithstanding the foregoing, in no event does the Capital Repairs Credit apply to the contracted work and ongoing remediation work at the Stow Property, which is handled separately under Section 5.10.
5.10
Stow Environmental Remediation Escrow; Stow Insurance Litigation.
a)
Stow Seller hereby discloses to Buyer that the Ohio EPA (“OEPA”) issued a Notice of Violation (“NOV”) and the Director of the OEPA issued Final Findings and Orders dated February 1, 2017 (the “ORDER”) in respect of the Stow Property alleging, inter alia, that stormwater runoff from the parking lot of the Stow Property migrated through the slag subbase, causing pollutants to invade the waters of the State of Ohio (Fish Creek), and requiring compliance with certain effluent limits and monitoring obligations at the Stow Property (collectively, the “Stow Environmental Conditions”). A copy of the NOV and ORDER have been provided to Buyer as part of the Due Diligence Materials.
b)
In response to the NOV and ORDER, among other things, Stow Seller engaged Apex Companies, LLC (“Stow Consultant”) to perform consulting engineering services to design the remediation of the Stow Environmental Conditions pursuant to that certain Design Services Agreement, dated as of March 13, 2024, by and between Stow Seller and Stow Consultant (together with all change order entered into prior to the Effective Date, the “Stow Initial Stow Design Services Agreement”). A copy of the Initial Stow Design Services Agreement has been provided to Buyer as part of the Due Diligence Materials. To implement the remediation designed by the Stow Consultant, among other things, Stow Seller entered into that certain Construction Agreement Lump Sum, dated April 3, 2025, by and between Stow Seller and Infinity Paving (“Stow Contractor”) (together with all change order entered into prior to the Effective Date, the “Initial Stow Contract”). A copy of the Initial Stow Contract has been provided to Buyer as part of the Due Diligence Materials.
c)
Stow Seller agrees to pay or discharge at or prior to the Closing, all amounts owing by Stow Seller to Stow Consultant pursuant to the Initial Stow Design Services Agreement for the work completed by Stow Consultant under the same as of the Closing Date. At the Closing, Stow Consultant and Buyer shall enter into a new design services agreement (the “Remainder Stow Design Services Agreement”) in substantially the same form as the Initial Stow Design Services Agreement, for the unfinished scope of work which remained to be completed under the Initial Stow Design Services Agreement as of the Closing Date. At Closing, Stow Seller shall provide an updated certification of the total amount paid under the Initial Stow Design Services Agreement as of the Closing Date, and shall provide Buyer with (1) copies of all lien waivers under the Initial Stow Design Services Agreement for all of the payments made by Stow Seller to Stow Consultant executed by Stow Consultant, and (2) a copy of any lien waivers executed by each vendor under the Initial Stow Design Services Agreement for any payments made by Stow Seller after the Effective Date and evidence of the making of such payments. Stow Seller shall deliver to Buyer at Closing a certification from Stow Consultant confirming (1) the total amount paid by Stow Seller to Stow Consultant under the Initial Stow Design Services Agreement; (2) the scope of work under the Initial Stow Design Services Agreement which is fully and finally complete; (3) the Initial Stow Design Services Agreement is terminated as of the Closing Date, (4) Stow Consultant has no residual claims under the Initial Stow Design Services Agreement, (5) no further amounts are due and payable under the Initial Stow Design Services Agreement (including change orders), with the only amounts remaining payable to Stow Consultant on account of any work at the Stow Property being covered by the Remainder Stow Design Services Agreement, and (6) all warranties under the Initial Stow Design Services Agreement shall be issued to Buyer (the “Stow Consultant Certification”).
d)
Stow Seller agrees to pay or discharge at or prior to the Closing, all amounts owing by Stow Seller to Stow Contractor pursuant to the Initial Stow Contract for the work completed by Stow Contractor under the same as of the Closing Date. Stow Seller anticipates that all work under the Initial Stow Contract will be completed by the Stow Contractor with all applicable lien waivers delivered to Stow Seller on or about September 22, 2025 (the “Stow Work Completion”). If the Stow Work Completion has not occurred prior to Closing, at the Closing, Stow Contractor and Buyer shall enter into a new remediation contract (the “Remainder Stow Contract”) in substantially the same form as the Initial Stow Contract, for the unfinished scope of work which remained to be completed under the Initial Stow Contract as of the Closing Date. If the Stow Work Completion has not occurred prior to Closing, Stow Seller shall provide an updated certification of the total amount paid under the Initial Stow Contract as of the Closing Date, and shall provide Buyer with (1) copies of all lien waivers under the Initial Stow Contract for all of the payments made by Stow Seller to Stow Contractor executed by Stow Contractor, and (2) a copy of any lien waivers executed by each vendor under the Initial Stow Contract for any payments made by Stow Seller after the Effective Date and evidence of the making of such payments. Stow Seller shall deliver to Buyer at Closing a certification from Stow Contractor confirming (1) the total amount paid by Stow Seller to Stow Contractorunder the Initial Stow Contract; (2) the scope of work under the Initial Stow Contract which is fully and finally complete; (3) the Initial Stow Contract is terminated as of the Closing Date, (4) Stow Contractor has no residual claims under the Initial Stow Contract, (5) no further amounts are due and payable under the Initial Stow Contract (including change orders), with the only amounts remaining payable to Stow Contractor on account of any work at the Stow Property being covered by the Remainder Stow Contract and (6) all warranties under the Initial Stow Contract shall be issued to Buyer (the “Stow Contractor Certification”).
e)
At (and subject to) Closing, pursuant to an escrow agreement substantially in the form of Exhibit “P”attached hereto and made a part hereof (the “Stow Property Stormwater Escrow Agreement”), Escrow Agent shall withhold from the Purchase Price otherwise payable to Stow Seller an amount equal to: (a) one hundred twenty percent (120%) of the amount payable under the Remainder Stow Design Services Agreement (“Design Services Escrow Amount”), and (b) Seven Hundred Ninety-Two Thousand and 00/100

Dollars ($792,000.00) representing the amount estimated by Buyer and Seller to cover twenty-four (24) months of stormwater operating and maintenance costs at the Stow Property (the “O&M Escrow Amount”). If the Stow Work Completion has not occurred prior to Closing, the Escrow Agent shall also withhold one hundred twenty percent (120%) of the amount payable under the Remainder Stow Contract(together with the Design Services Escrow Amount and the O&M Escrow Amount, the “Stow Property Stormwater Escrowed Funds”). Escrow Agent shall hold the Stow Property Stormwater Escrowed Funds in an interest bearing account (the “Stow Property Stormwater Escrow Account”) and disburse the Stow Property Stormwater Escrowed Funds in accordance with the Stow Property Stormwater Escrow Agreement. The Stow Property Stormwater Escrowed Funds shall only be made available to Buyer to reimburse Buyer for the costs incurred under the Remainder Stow Design Services Agreement (or a substantially similar agreement with a substitute vendor for substantially similar costs), the Remainder Stow Contract (or a substantially similar agreement with a substitute vendor for substantially similar costs), and the monthly stormwater operating and maintenance costs at the Stow Property incurred by Buyer to Stow Consultant or a replacement consultant on substantially similar terms, as well as costs incurred by Buyer to E-Tank, Ltd. (or a substitute vendor) for holding tank rentals and associated services (collectively, “Stow Property Stormwater O&M Costs”), in each case subject to invoices and other reasonable back-up information provided by Buyer to Stow Seller (collectively, “Stow Remediation Costs”).
f)
At Closing Stow Seller shall provide notice to the OEPA regarding the conveyance of the Stow Property to Buyer (the “OEPA Stow Notice”).
g)
Buyer acknowledges and agrees that the Stow Environmental Conditions shall not be construed to limit the provisions of Section 7 of this Agreement, including, without limitation, the conveyance by Stow Seller to Buyer of the Stow Property in its “AS-IS” condition and the waivers of Buyer set forth in such Section 7.
h)
Stow Seller hereby further discloses to Buyer that, in connection with the Stow Environmental Conditions, SITE Centers Corp., Stow Seller’s ultimate parent company, is party to a pending lawsuit against AIG Specialty Insurance Company, Case No. 1:22VC361 in the United Stated District Court, Northern District of Ohio, Eastern Divisions (the “Stow Insurance Litigation”). Stow Seller and Buyer acknowledge and agree that Stow Seller shall be entitled to, and shall have the sole claim to, any insurance proceeds resulting from the Stow Insurance Litigation, whether paid to Stow Seller before or after Closing. Buyer hereby disclaims and forever waives any and all right, title or interest in or to any such insurance proceeds in respect of the Stow Environmental Conditions and the Stow Insurance Litigation.
i)
This Section 5.10 shall survive Closing.

SECTION 6 POSSESSION AND CLOSING.

6.1
Closing. The transaction contemplated herein shall be closed via an escrow established at the office of the Escrow Agent at such time and on such date as may be agreed upon by Buyer and Sellers; provided, however, that the closing shall occur on or before 3:00 PM (Eastern

Time) on or before October 8, 2025. The time and date of such closing is referred to herein as the “Closing Date” or the “Closing”. Notwithstanding the foregoing, Buyer shall have the one-time right to extend the Closing Date by up to thirty (30) days (the “Extended Closing Period”) by giving written notice to Sellers (the “Closing Date Extension Notice”) not later than three (3) business days prior to the originally scheduled Closing Date, solely in the event Buyer requires additional time in order to effectuate a 1031 exchange with a Property as a “replacement property” under such construct. Within three (3) business days after delivery of the Closing Date Extension Notice Buyer shall deposit One Million Two Hundred Sixty Thousand and 00/100 Dollars ($1,260,000.00) with the Escrow Agent in escrow (the “Extension Deposit”). The Extension Deposit shall be nonrefundable to Buyer but shall be applicable to the Purchase Price at Closing.
6.2
Sellers’ and Buyer’s Closing Deliveries.
a)
To effect the Closing, Sellers shall deliver to the Escrow Agent the following:
(i)
the Deeds;
(ii)
in respect of the East Hanover Property, Seller’s duly executed (A) New Jersey realty transfer fee affidavit of consideration (form RTF-1) and (B) New Jersey gross income tax residency certification/exemption (form GIT/REP-3);
(iii)
signed counterparts of an Assignment of Leases (which shall include an assignment and assumption of such Seller’s interest in the Cable Agreements and Temporary Occupancy Agreements, if any) from each Seller with respect to its Property;
(iv)
in respect of the Stow Property, the Stow Consultant Certification;
(v)
in respect of the Stow Property, the Stow Contractor Certification if required pursuant to Section 5.10(d) above;
(vi)
in respect of the Stow Property, the OEPA Stow Notice, if required;
(vii)
a certificate and affidavit of non-foreign status from each Seller;
(viii)
a completed 1099-S request for taxpayer identification number and certification and acknowledgment from each Seller;
(ix)
the Title Affidavit from each Seller with respect to its Property and any additional documentation required by the Title Company to cover over any exception for mechanics’ liens at a Property arising by, through or under a Seller;
(x)
signed notices to all tenants and other occupants of each Property, substantially in the form of Exhibit “E” attached hereto and made a part hereof (the “Tenant Notice Letters”), advising them of the sale of the applicable Property and directing them where to send all future rent and notices;

(xi)
certificates or resolutions of each Seller authorizing the sale of its Property pursuant to this Agreement and the authority of the officer executing the closing documents on behalf of such Seller;
(xii)
a Bill of Sale and General Assignment in favor of Buyer conveying each Seller’s interest, if any and without warranty, in and to its Fixtures, its Personal Property, its Intellectual Property, its Warranties, its Permits and its Plans, substantially in the form of Exhibit “F” attached hereto and made a part hereof (the “General Assignment”);
(xiii)
a certificate updating each Seller’s representations and warranties set forth in Section 9.1 below, substantially in the form of Exhibit “I”attached hereto (the “Bring Down Certificate”);
(xiv)
in respect of the Southmont Property, a signed counterpart of an Assignment and Assumption of Rights (the “Southmont Assignment of Rights”), in the form of Exhibit “L” attached hereto and made a part hereof, pursuant to which, inter alia, Southmont Seller shall assign to Buyer all of its rights, title and interest arising under the Southmont Declaration;
(xv)
in respect of the Southmont Property, a resignation of the officers, directors and executives of the Southmont Association appointed by Southmont Seller;
(xvi)
in respect of the Southmont Property, such documents and filings as may be necessary to evidence the assignment of all of Southmont Seller’s right, title and interest as a Member (as defined in the Southmont Declaration) and any of Seller’s other rights in and under the By-Laws of the Southmont Association with the Pennsylvania Secretary of State;
(xvii)
in respect of the East Hanover Property, a signed counterpart of the East Hanover Gap Rent Escrow Agreement;
(xviii)
an assignment and assumption of the REA Agreements (as defined herein) executed by each Seller, in form and substance subject to Buyer’s review and reasonable approval (each a “REA Assignment and Assumption Agreement”) which shall include, without limitation, the assignment of any rights of Seller as “Approving Party” or other such similar title under the Target REA (as hereinafter defined); as used herein, “REA Agreements” means any reciprocal easement agreements, operating agreements, declarations of covenants, conditions and restrictions and reservation of easements, agreements for onsite and/or offsite stormwater drainage, detention and/or retention, property owner’s association agreements, and other similar agreements related to any Property (and all amendments, supplements and restatements of the foregoing);
(xix)
Reserved;
(v)
in respect of the Stow Property, a notice letter to the required parties under the Target REA, including, but not limited to, Target Corporation (“Target”), providing notice that in connection with the Closing Stow Seller has assigned its right, title and interest as the “Approving Party” under the Target REA to Buyer, executed by Stow Seller, substantially in the form of Exhibit “N” attached hereto and made a part hereof; as used herein, the “Target REA” means that certain Operation and Easement Agreement between Dayton Hudson Corporation and Developers Diversified Realty Corporation, dated July 1, 1994 and recorded in Volume 1721, Page 5, of the Summit County, Ohio Records, as amended by that certain First Amendment to Operation and Easement Agreement, dated April 4, 1996 and recorded in Volume 2156, Page 1242, of the Summit County, Ohio Records; and
(vi)
a signed settlement statement with respect to the Closing.
b)
In addition, within three (3) business days following the Closing, Sellers shall deliver to Buyer, to the extent in Seller’s possession, executed counterparts of all original lease files, including original Leases and any amendments, guarantees and other documents relating thereto.
c)
Sellers shall remove all proprietary property (including marketing and other signage of Sellers) and otherwise remove items at its Property identifying such Seller (“Seller’s Marketing Signs”) prior to Closing.
d)
To effect the Closing, Buyer shall deliver to the Escrow Agent:
(i)
signed counterparts of the Assignment of Leases, the Tenant Notice Letters and the General Assignment;
(ii)
in respect of the Southmont Property, a signed Realty Transfer Tax Statement of Value;
(iii)
in respect of the Southmont Property, a signed counterpart of the Southmont Assignment of Rights;
(iv)
in respect of the East Hanover Property, Buyer’s duly executed New Jersey realty transfer fee affidavit of consideration (form RTF-1EE);
(v)
Reserved;
(vi)
in respect of the East Hanover Property, a signed counterpart of the East Hanover Gap Rent Escrow Agreement;

(vii)
in respect of the Stow Property, a signed counterpart to the Remainder Stow Design Services Agreement;
(viii)
in respect of the Stow Property, a signed counterpart to the Remainder Stow Contract;
(ix)
in respect of the Stow Property, a signed counterpart to the REA Assignment and Assumption Agreement;
(x)
in respect of the Stow Property, a signed counterpart of the Target Assignment and Assumption Agreement;
(xi)
a signed settlement statement with respect to the Closing;
(xii)
such other closing documents as may be reasonably necessary to consummate the transactions contemplated herein; and
(xiii)
a letter to Sellers on Buyer’s letterhead directing Sellers where any amounts delivered by the tenants to a Seller following the Closing that relate to Buyer’s period of ownership should be delivered, including, without limitation, Buyer’s wiring instructions.
e)
Unless otherwise provided herein, all documents and funds necessary for Closing shall be deposited in escrow as of 3:00 PM Eastern Time on the Closing Date. At Closing, the Escrow Agent shall:
(i)
deliver the Deeds to Buyer by filing each Deed for record in the public records for the jurisdiction in which the associated Property is located;
(ii)
pay to Sellers the Purchase Price less any credits to which Buyer is entitled, charge Sellers and Buyer for the closing costs as set forth in Section 5 above, and disburse the Earnest Deposit to Sellers, all in accordance with the agreed upon settlement statement;
(iii)
cause the Title Company to issue the Title Policies;
(iv)
Sellers shall deliver exclusive possession of the Properties to Buyer, at the Closing, except for the rights of any parties under the Permitted Exceptions; and
f)
Within three (3) days following the Closing Date, Buyer or Escrow Agent, at Buyer’s option, cost and expense, shall assemble fully executed versions of the Tenant Notice Letters and deliver them to the tenants pursuant to the Leases and Temporary Occupancy Agreements. Copies of the fully executed Tenant Notice Letters, together with evidence of their delivery, shall be provided to each of Buyer and Sellers promptly following delivery to the tenants. The provisions of this Section 6.2(f) shall survive Closing.

6.3
Estoppels.
a)
In accordance with the further terms and conditions of this Section 6.3, at least three (3) business days prior to Closing, Sellers shall provide tenant estoppel certificates (the “Tenant Estoppels”) from the tenants under the Leases dated no earlier than August 1, 2025. Seller shall prepare and deliver Tenant Estoppels to each of the Tenants with Leases at its Property. Buyer will provide Seller with the name of Buyer’s lender no later than five (5) days prior to the expiration of the Due Diligence Period and if no name is available, then Seller shall send out the Tenant Estoppels running generically to Buyer’s lender; provided, however, that if no name is available five (5) days prior to the expiration of the Due Diligence Period and a tenant refuses to name Buyer’s lender generically, Buyer shall not have the right to object to such Tenant Estoppel on the basis that it is not certified to Buyer’s lender (either specifically or generically). Notwithstanding the foregoing, Sellers shall only be required to deliver to Buyer at or prior to Closing a Tenant Estoppel from:
(i)
with respect to the Southmont Property, the following tenants: (A) Dick’s Sporting Goods, Best Buy, Ross Dress for Less, Barnes & Noble, Michaels, Staples and Dollar Tree (each a “Southmont Major Tenant” and a “Major Tenant”); and (B) tenants under the Leases leasing on a collective basis not less than forty percent (40%) of the remaining open and occupied gross leasable area of the Southmont Property that are subject to Leases with an original term of more than twelve (12) months (each a “Southmont Non-Major Tenant” and a “Non-Major Tenant”);
(i)
with respect to the East Hanover Property, the following tenants: (A) Homesense, Homegoods and Sierra Trading Post (each a “East Hanover Major Tenant” and a “Major Tenant”); and (B) tenants under the Leases leasing on a collective basis not less than forty percent (40%) of the remaining open and occupied gross leasable area of the East Hanover Property that are subject to Leases with an original term of more than twelve (12) months (each a “East Hanover Non-Major Tenant” and a “Non-Major Tenant”); and
(ii)
with respect to the Stow Property, the following tenants: (A) Giant Eagle, Kohls, Hobby Lobby, TJ Maxx, Homegoods, Old Navy, Pet Supplies Plus and Ulta Beauty (each a “Stow Major Tenant” and a “Major Tenant”, and collectively with the Southmont Major Tenants and the East Hanover Major Tenants, the “Major Tenants”); and (B) tenants under the Leases leasing on a collective basis not less than thirty-five percent (35%) of the remaining open and occupied gross leasable area of the Stow Property that are subject to Leases with an original term of more than twelve (12) months (each a “Stow Non-Major Tenant” and a “Non-Major Tenant”, and collectively with the Southmont Non-Major Tenants and the East Hanover Non-Major Tenants, the “Non-Major Tenants”).

The Tenant Estoppels required to be delivered pursuant to the preceding sentence and that are a condition to Closing as more particularly set forth herein are defined collectively as the

“Required Estoppels”. Sellers shall be required to deliver to Buyer promptly each of the Tenant Estoppels received by Seller from any tenant under a Lease even if such Tenant Estoppel is not one of the Required Estoppels. Notwithstanding anything to the contrary contained in this Section 6.3(a), Sellers and Buyer acknowledge and agree that the Tenant Estoppels were provided to tenants under Leases prior to the Effective Date.

b)
The form of the Tenant Estoppel shall be substantially in the form of Exhibit "G"attached hereto and made a part hereof; provided, however, that if any tenant is required or permitted under the terms of its Lease to provide less information or to otherwise make different statements in a certification of such nature than are set forth on Exhibit "G", then Buyer shall accept any Tenant Estoppel and any modifications made to such Tenant Estoppel to the extent that such changes are consistent with the minimum requirements set forth in such tenant's Lease (provided that in all cases Tenant Estoppels that contain certifications to Buyer, its lender and their respective successor and/or assigns (provided that Buyer shall accept estoppels without “successors and/or assigns” language if following commercially reasonable efforts any tenant refuses to make such certification)); and provided further, however, that under no circumstances shall Buyer be required to accept any Tenant Estoppel delivered in connection with this Section 6.3 to the extent the tenant discloses therein (i) any default by a Seller a tenant’s Lease in an amount greater than One Hundred Thousand and 00/100 Dollars ($100,000.00) in each instance, or Four Hundred Seventy Thousand and 00/100 Dollars ($470,000.00) in the aggregate, in either case at any one Property, or (ii) any matter materially inconsistent with the representations and warranties made by Sellers to Buyer in Section 9.1 of this Agreement. Buyer acknowledges and agrees that prior to the Effective Date, Buyer identified the Capital Repairs at the Properties which resulted in Seller agreeing to provide Buyer the Capital Repairs Credit at Closing. As such, and notwithstanding anything to the contrary contained in this Agreement, Buyer shall not have the right to object to any Tenant Estoppel, including, without limitation, any Required Estoppel, that may reference in any manner the Capital Repairs on the basis of such Tenant Estoppel referencing the Capital Repairs. Buyer acknowledges and agrees that prior to the Effective Date, Stow Seller disclosed the Stow Environmental Conditions which resulted in Seller agreeing to provide Buyer the Stow Property Stormwater Escrowed Funds at Closing. As such, and notwithstanding anything to the contrary contained in this Agreement, Buyer shall not have the right to object to any Tenant Estoppel, including, without limitation, any Required Estoppel, that may reference in any manner the Stow Environmental Conditions on the basis of such Tenant Estoppel referencing the Stow Environmental Conditions. Notwithstanding the foregoing, Buyer reserves the right to object to any Tenant Estoppel that references repairs that are not Capital Repairs and/or if a Tenant Estoppel references required repairs or damage resulting from the remediation work being performed in respect of the Stow Environmental Conditions (but for the avoidance of doubt, not including the Stow Environmental Conditions themselves).
c)
Buyer shall, within two (2) business days after Buyer's receipt of any executed Tenant Estoppels from Sellers, respond to Sellers in writing with any specific comments or concerns that Buyer has with respect to such Tenant Estoppels as a result of Buyer's review of such Tenant Estoppels and the applicable Lease for such tenant. If Buyer fails to respond to Sellers within such two (2) business day period, the Tenant Estoppels delivered by Sellers shall be deemed accepted by Buyer.
d)
Reserved.
e)
In the event Sellers have been unable to obtain the Required Estoppels at or prior to Closing, Sellers and Buyer each shall have the right, upon written notice to the other parties hereto at least two (2) business days prior to Closing, to extend the Closing Date by up to fifteen (15) days in order to allow such Seller additional time to obtain all Required Estoppels. Sellers shall have no obligation to update any Tenant Estoppels described in this Section 6.3 at or prior to Closing. Notwithstanding anything contained herein to the contrary, if Buyer has not received the Required Estoppels in accordance with the terms of this Section 6.3 at or before the scheduled Closing (as may be extended), Sellers shall not be deemed in default of this Agreement, but rather a failure of a condition to Buyer’s obligation to proceed to Closing shall have occurred, and Buyer shall have the right to (i) terminate this Agreement by delivery of written notice to Sellers, in which event the Earnest Deposit shall be returned to Buyer promptly and neither Sellers nor Buyer shall have any further rights or obligations hereunder, except for those obligations which are expressly stated in this Agreement to survive any termination of this Agreement, or (ii) waive such requirement and proceed to Closing.
f)
Sellers agree to request and use commercially reasonable efforts to obtain Subordination, Non-Disturbance and Attornment Agreements (“SNDAs”) in a commercially reasonable form as may be provided by Buyer or Buyer’s lender, from such tenants under the Leases as may be requested by Buyer’s lender; provided however, nothing contained in this Agreement shall obligate Sellers to obtain, negotiate or otherwise complete any SNDAs on behalf of Buyer or Buyer’s lender, and delivery of any SNDAs shall not be a condition to Buyer’s obligation to close on the purchase of the Properties pursuant to the terms of this Agreement. Buyer shall deliver the identity of its lender to Sellers, together with the fully completed SNDA forms as to such tenants where Buyer’s lender is requesting an SNDA, by no later than seven (7) business days following the Effective Date.
g)
Sellers agree to request and use commercially reasonable efforts to obtain an estoppel certificate prepared by Buyer in connection with any reciprocal easement agreement or declaration agreement encumbering a Property (each, an “REA Estoppel”), certifying that all of the obligations of such Seller contained in said agreement are in full force and effect, that such Seller is not in default thereunder and no sums of money are past due from such Seller thereunder; provided, however, nothing contained in this Agreement shall obligate Sellers to obtain, negotiate or otherwise complete any REA Estoppel on behalf of Buyer, and delivery of any REA Estoppel shall not be a condition to Buyer’s obligation to close on the purchase of the Properties pursuant to the terms of this Agreement. Buyer shall deliver to Sellers the fully completed REA Estoppel forms by not later than five (5) business days after the Effective Date. Notwithstanding anything herein to the contrary, Seller shall send an REA Estoppel (i) to Target Corporation (f/k/a Dayton Hudson Corporation, a Minnesota corporation) pursuant to and in accordance with Section 6.3 of the Target REA, confirming among other things that all of the obligations of Seller contained in the OEA are in full force and effect, that the Seller is not in default thereunder, and that the OEA has not been assigned, modified or amended, (ii) to the Board of Directors of the Southmont Association in respect of the Southmont Declaration, (iii) to the Transaction Parties in respect of the Cross Access Amendment, and (iv) to each owner (other than East Hanover Seller) in respect of the Restated Declaration of Reciprocal Cross Easements and Cross Easement Maintenance Agreement recorded in Deed Book 4487, Page 336, in each case within seven (7) business days after the Effective Date. Notwithstanding anything to the contrary contained in this Section 6.3(g), Sellers and Buyer acknowledge and agree that each of the REA Estoppels requested by Buyer were provided to the applicable parties thereto prior to the Effective Date.
6.4
Covenants of Sellers Pending Closing.
a)
Sellers shall not, except as set forth as Schedule 6.4 attached hereto (each such renewal or new lease, a “New Lease”): (i) modify, cancel, extend or otherwise change in any manner the terms and provisions of the Leases (but the foregoing shall not prevent a Seller, as landlord under a Lease, from accepting any notice of extension, cancellation or other action received from a Tenant pursuant to a right set forth in its Lease); (ii) modify, cancel, extend or otherwise change in any manner the terms and provisions of the Initial Stow Design Services Agreement (including, without limitation, issuing or approving change orders), or the Initial Stow Contract (including, without limitation, issuing or approving change orders); (iii) enter into any contracts for services or otherwise that may be binding upon any Property following Closing or upon Buyer; or (iv) except as provided in Section 3.3 of this Agreement, grant, consent to, or record any easements or other encumbrances on the Property (for the avoidance of doubt subject to Buyer’s right to object to any New Matter under Section 3.2(c) above) or (v) enter into any new leases of space in any Property; in each instance without the express prior written consent of Buyer. Buyer agrees to deliver to Sellers such consent or refusal of consent, in writing, within three (3) business days after receipt of a written request from Sellers seeking any such consent which request shall identify with specificity that it is being requested in accordance with Section 6.4 of this Agreement in bold conspicuous type. In the event Buyer fails to deliver to Sellers such consent or refusal of consent (including Buyer’s reasons therefor), in writing, within three (3) business days after receipt of a written request from Sellers, Buyer shall be deemed to have consented, in all respects, to any and all matters set forth in the written request from Sellers. Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, East Hanover Seller shall be permitted to enter into The Paper Store Lease without Buyer’s prior written consent, provided that such The Paper Store Lease contains substantially the same economic terms and conditions as set forth the draft of such lease, last revised June 18, 2025, a copy of which draft lease has been provided to Buyer as part of the Due Diligence Materials.
b)
From the Effective Date through the Closing Date, each Seller shall continue to operate its Property in substantially the same manner as such Seller has prior to the Effective Date including full performance under the Initial Stow Design Services Agreement until terminated as contemplated under this Agreement, and the Initial Stow Contract until terminated as contemplated under this Agreement; provided, however, that Sellers’ obligations under this Section 6.4(b) shall not include any obligation (i) to perform any repairs, replacements, or improvements to a Property, or (ii) to pay any other expenditures not in the ordinary, day-to-day maintenance of a Property. In addition, as of the Closing Date, the Properties shall no longer be insured under Sellers’ insurance program and Buyer shall be solely responsible for maintaining insurance on the Properties after the Closing Date.
c)
Sellers shall, promptly upon a Seller's receipt of the same, provide Buyer with a written notice (i) of any material written correspondence received by a Seller from any governmental or quasi-governmental authority or from any insurance company, including any written violation of legal requirements, in each case concerning a Property, (ii) of any written notice received from any tenants under the Leases concerning termination, an alleged Seller default thereunder, exercise of expansion, offset, and/or abatement rights, or notice of non-renewal thereunder, and any other non-ordinary course, material written notice received under the Leases, (iii) of any material notice received under the Initial Stow Design Services Agreement, or the Initial Stow Contract, and (iv) any service of process relating to a Property or which affects the applicable Seller’s ability to perform its obligations under this Agreement. Any written notice from a Seller to Buyer, including any additional materials with respect to the same, provided under this Section 6.4(c) shall constitute a Change Notice delivered to Buyer from Sellers pursuant to Section 9.1 of this Agreement and shall be considered part of the Due Diligence Materials.

SECTION 7 CONDITION OF PROPERTIES.

7.1“As-Is” Condition. BUYER HEREBY EXPRESSLY ACKNOWLEDGES AND AGREES THAT BUYER WILL HAVE, AS OF CLOSING, AN OPPORTUNITY TO INSPECT AND EXAMINE THE STATUS OF TITLE TO THE PROPERTIES AND THE PHYSICAL CONDITION OF THE PROPERTIES TO THE EXTENT DEEMED NECESSARY BY BUYER IN ORDER TO ENABLE BUYER TO EVALUATE THE PURCHASE OF THE PROPERTIES. BUYER HEREBY FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT AND/OR ANY DOCUMENT EXECUTED AND DELIVERED BY A SELLER TO BUYER IN CONNECTION WITH THE CLOSING (COLLECTIVLEY, THE “CLOSING DOCUMENTS”), BUYER IS RELYING SOLELY UPON THE INSPECTION, EXAMINATION, AND EVALUATION OF THE PHYSICAL CONDITION OF THE PROPERTIES BY BUYER AND HAS NOT RELIED UPON ANY WRITTEN OR ORAL REPRESENTATIONS, WARRANTIES OR STATEMENTS, WHETHER EXPRESS OR IMPLIED, MADE BY SELLERS, OR ANY PARTNER OF SELLERS, OR ANY AFFILIATE, AGENT, EMPLOYEE, OR OTHER REPRESENTATIVE OF ANY OF THE FOREGOING OR BY ANY BROKER OR ANY OTHER PERSON REPRESENTING OR PURPORTING TO REPRESENT SELLERS WITH RESPECT TO THE PROPERTIES, THE CONDITION OF THE PROPERTIES OR ANY OTHER MATTER AFFECTING OR RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. BUYER IS PURCHASING, AND AT CLOSING WILL ACCEPT, THE PROPERTIES ON AN “AS IS,” “WHERE IS” AND “WITH ALL FAULTS” BASIS, WITHOUT REPRESENTATIONS, WARRANTIES AND/OR COVENANTS, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT AND/OR THE CLOSING DOCUMENTS. EXCEPT AS MAY BE SET FORTH IN THE LEASES AND THE INITIAL STOW CONTRACT. BUYER ACKNOWLEDGES THAT SELLERS HAVE MADE NO AGREEMENT TO ALTER, REPAIR OR IMPROVE THE PROPERTIES.

AS USED IN THE PRIOR PARAGRAPH, THE TERM “CONDITION OF THE PROPERTIES” MEANS THE FOLLOWING MATTERS: (I) THE QUALITY, NATURE AND ADEQUACY OF THE PHYSICAL CONDITION OF THE PROPERTIES, INCLUDING, WITHOUT LIMITATION, THE QUALITY OF THE DESIGN, LABOR AND MATERIALS USED TO CONSTRUCT THE IMPROVEMENTS INCLUDED IN THE PROPERTIES; THE CONDITION OF STRUCTURAL ELEMENTS, FOUNDATIONS, ROOFS, GLASS, MECHANICAL, PLUMBING, ELECTRICAL, HVAC, SEWAGE, AND UTILITY COMPONENTS AND SYSTEMS; THE CAPACITY OR AVAILABILITY OF SEWER, WATER, OR OTHER UTILITIES; THE GEOLOGY, FLORA, FAUNA, SOILS, SUBSURFACE CONDITIONS, GROUNDWATER, LANDSCAPING, AND IRRIGATION OF OR WITH RESPECT TO THE PROPERTIES; THE LOCATION OF THE PROPERTIES IN OR NEAR ANY SPECIAL TAXING DISTRICT, FLOOD HAZARD ZONE, WETLANDS AREA, PROTECTED HABITAT, GEOLOGICAL FAULT OR SUBSIDENCE ZONE, HAZARDOUS WASTE DISPOSAL OR CLEAN-UP SITE, OR OTHER SPECIAL AREA; THE EXISTENCE, LOCATION, OR CONDITION OF INGRESS, EGRESS, ACCESS, AND PARKING; THE CONDITION OF THE PERSONAL PROPERTY AND ANY FIXTURES; AND THE PRESENCE OF ANY ASBESTOS OR OTHER HAZARDOUS MATERIALS, DANGEROUS, OR TOXIC SUBSTANCE, MATERIAL OR WASTE IN, ON, UNDER OR ABOUT THE PROPERTIES AND THE IMPROVEMENTS LOCATED THEREON; AND (II) THE COMPLIANCE OR NON-COMPLIANCE OF SELLERS OR THE OPERATION OF THE PROPERTIES OR ANY PART THEREOF IN ACCORDANCE WITH, AND THE CONTENTS OF: (A) ALL CODES, LAWS, ORDINANCES, REGULATIONS, AGREEMENTS, LICENSES, PERMITS, APPROVALS AND APPLICATIONS OF OR WITH ANY GOVERNMENTAL AUTHORITIES ASSERTING JURISDICTION OVER THE PROPERTIES, INCLUDING, WITHOUT LIMITATION, THOSE RELATING TO ZONING, BUILDING, PUBLIC WORKS, PARKING, FIRE AND POLICE ACCESS, HANDICAP ACCESS, LIFE SAFETY, SUBDIVISION AND SUBDIVISION SALES, AND HAZARDOUS MATERIALS, DANGEROUS, AND TOXIC SUBSTANCES, MATERIALS, CONDITIONS OR WASTE, INCLUDING, WITHOUT LIMITATION, THE PRESENCE OF HAZARDOUS MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTIES THAT WOULD CAUSE STATE OR FEDERAL AGENCIES TO ORDER A CLEAN UP OF THE PROPERTIES UNDER ANY APPLICABLE LEGAL REQUIREMENTS; AND (B) ALL AGREEMENTS, COVENANTS, CONDITIONS, RESTRICTIONS (PUBLIC OR PRIVATE), CONDOMINIUM PLANS, DEVELOPMENT AGREEMENTS, SITE PLANS, BUILDING PERMITS, BUILDING RULES, AND OTHER INSTRUMENTS AND DOCUMENTS GOVERNING OR AFFECTING THE USE, MANAGEMENT, AND OPERATION OF THE PROPERTIES.

Buyer’s Initials: /s/ JRS III

Except as specifically set forth in this Agreement and/or the Closing Documents, Buyer acknowledges and agrees that it has not (and shall not) rely upon any statement and/or information from whomsoever made or given (including, but not limited to, any broker, attorney, agent, employee or other person representing or purporting to represent Sellers) directly or indirectly, verbally or in writing, and Sellers are not and shall not be liable or bound by any such statement and/or information.

Except as specifically set forth in this Agreement and/or the Closing Documents, Sellers specifically disclaim any representation, warranty or guaranty with respect to the Properties, express or implied, including, but not limited to, any representation or warranty as to the Properties’

condition, fitness for a particular purpose, quality, freedom from defects or contamination (whether or not detectable by inspection), compliance with zoning or other legal requirements or as to the availability or existence of any utility or other governmental or private services or as to the amount of taxes assessed to the Properties.

7.2
Releases of Claims Under Environmental Laws. Buyer, on behalf of itself and its affiliates, hereby waives and releases Sellers from any claims arising out of the environmental condition of the Properties and all claims under any applicable federal, state or local environmental laws (“Environmental Laws”) (other than in connection with the breach of an express representation or warranty contained in Section 9.1 of this Agreement. For purposes of this Agreement, the term “Environmental Laws” shall include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), 42 U.S.C. § 9601 et seq. and the Resource Conservation and Recovery Act (“RCRA”), 42 U.S.C. § 6901 et seq., as amended from time to time; and any similar federal, state and local laws and ordinances and the regulations and rules implementing such statutes, laws and ordinances. This Section shall survive Closing and delivery of the Deed.

SECTION 8 DUE DILIGENCE.

8.1
Sellers’ Due Diligence Materials. Buyer acknowledges that prior to the Effective Date, Sellers made available (either at a physical location or via electronic data room) or delivered to Buyer, as and if available, a copy of the information set forth on Schedule 8.1to facilitate Buyer’s due diligence review of the Properties (the “Due Diligence Material”). Sellers, however, shall have no liability with regard to such Due Diligence Material and shall not be required to update the Due Diligence Material or provide any such Due Diligence Material that is not in Sellers’ custody or control. Further, Sellers make no representation or warranty regarding the accuracy of the information contained in the Due Diligence Material, and Sellers shall have no obligation or liability with respect to any of the Due Diligence Material. Any costs associated with the Due Diligence Material beyond the first copy provided to Buyer shall be at Buyer’s expense. Buyer acknowledges and agrees that all materials, data and information delivered by Sellers to Buyer in connection with the transaction contemplated hereby are provided to Buyer as a convenience only and that any reliance on or use of such materials, data or information by Buyer shall be at the sole risk of Buyer, except as otherwise expressly stated herein.
8.2
Inspections and Reports; Review of Commitment and Survey.
a)
During the period commencing on the Effective Date and expiring at 11:59 PM (Eastern Time) on September 22, 2025 (as extended, the “Due Diligence Period”), Sellers shall permit Buyer and Buyer’s representatives to enter the Properties at any time for the purpose of conducting inspections and investigations reasonably required by Buyer in order to determine the suitability of the Properties for Buyer’s purposes (collectively, the “Inspections”). The parties acknowledge and agree that as of the Effective Date, Buyer’s Inspections relating to the environmental condition of the Properties remains on-going, and in connection therewith, Buyer shall have the ability to complete all environmental investigations, reviews or testing as deemed necessary or appropriate by Buyer in its sole discretion. During the Due Diligence Period, pursuant to Section 3.2 herein, Buyer shall also review the status of title to the Properties as set forth in the Commitments and all matters relating to the Surveys. Buyer shall promptly repair any damage to the Properties attributable to the conduct of the Inspections, and shall promptly return the Properties to substantially the same condition as existed prior to the conduct thereof. No Inspections shall be conducted without Sellers’ approval as to the time and manner thereof, which approval shall not be unreasonably withheld, conditioned or delayed. At Sellers’ request, any such Inspection shall be performed in the presence of a representative of a Seller. Any such Inspection shall be subject to any limitation under the Leases and shall be performed in a manner which does not interfere with the use, operation, or enjoyment of the Properties, including, but not limited to, the rights of any tenant on the Properties. Except in the event that a Seller is in default under this Agreement, Buyer shall cause copies of all information and written materials obtained or generated by third parties in connection with the conduct of all Inspections, including any tests and environmental studies conducted of a Property (“Reports”), to be delivered to Sellers upon issuance thereof without cost to Sellers. Notwithstanding the foregoing, Buyer shall not under any circumstance prior to Closing engage a Licensed Site Remediation Professional (“LSRP”), as that term is defined in the New Jersey Site Remediation Reform Act, to inspect the East Hanover Property. Buyer shall indemnify, defend and hold East Hanover Seller harmless from and against any and all costs, expenses, damages, liabilities and actions, including reasonable attorney’s fees, which East Hanover Seller may incur as a result of Buyer utilizing the services of an LSRP in connection with the East Hanover Property, which indemnity obligation shall survive Closing or any termination to this Agreement.
b)
Buyer, in its sole discretion, for any reason or no reason, may terminate this Agreement by written notice given to Sellers prior to the expiration of the Due Diligence Period, in which event Buyer shall receive a refund of the Earnest Deposit and none of the parties hereto shall have any further rights or obligations hereunder except for obligations that specifically survive the termination of this Agreement. If Buyer does not timely deliver a written termination notice to Sellers prior to the expiration of the Due Diligence Period, Buyer shall be deemed to have elected to proceed with the purchase of the Properties. In addition, the Earnest Deposit shall become nonrefundable to Buyer, but shall remain applicable to the Purchase Price at Closing.
c)
Buyer hereby agrees to indemnify, defend and hold harmless Sellers from and against any losses, liabilities, damages, costs or expenses incurred by Sellers as a result of Buyer’s exercise of the right of inspection granted under this Section; provided, however, Buyer shall not be liable for the mere discovery of any pre-existing conditions at a Property that is not exacerbated by Buyer or Buyer’s agents (and then only to the extent of such exacerbation). Buyer acknowledges and agrees that any such Inspections conducted by Buyer or Buyer’s agents and representatives shall be solely at the risk of Buyer. Buyer shall carry commercial general liability insurance covering all activities conducted by Buyer, its agents, contractors and engineers on the Properties. Such insurance shall have limits of not less than One Million Dollars ($1,000,000.00) for personal injury to or death of any one person, Two Million Dollars ($2,000,000.00) for personal injury to or death of any number of persons in any one accident and One Million Dollars ($1,000,000.00) for property damage and shall name Sellers, SITE Centers Corp. and any other affiliates specifically identified by Sellers to Buyer as additional insureds. Insurance carried by Buyer shall be primary and non-contributory to any insurance carried by Sellers. Prior to any entry onto the Properties by Buyer or its agents or representatives, and as a condition to Buyer’s right to enter onto the Properties, Buyer shall provide proof of such insurance to Sellers. All of the obligations of Buyer under this Section shall survive Closing or the termination of this Agreement.
8.3
Confidentiality. Buyer agrees that it shall treat all Due Diligence Material and Reports as confidential materials until Closing and shall not disclose any portion thereof except: (i) to the extent necessary in connection with its evaluation of the Properties; (ii) to the extent required by law; (iii) to Buyer’s mortgage lender(s) or investors, if any, involved in the transaction contemplated by this Agreement; or (iv) with the express written consent of Sellers. If this Agreement terminates in accordance with the terms hereof, Buyer shall promptly return to Sellers or destroy all Due Diligence Material it received and shall not retain any copies of the Due Diligence Material. Notwithstanding any provision in this Agreement to the contrary, Buyer shall not contact (or cause to be contacted) any governmental authority regarding Buyer’s discovery of any Hazardous Substances (as hereinafter defined) on or any environmental conditions at a Property without the applicable Seller’s prior written consent thereto, except as required by applicable law. Buyer shall endeavor to notify Sellers prior to making such any such disclosure so that the applicable Seller may have an opportunity to seek relief, including, without limitation injunctive relief, to prevent or limit such disclosure. For the purposes of this Agreement, the term “Hazardous Substances” shall have the same definition as is set forth in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq. (the “Superfund Act”); provided, however, that the definition of the term “Hazardous Substances” shall also include (if not included within the definition contained in the Superfund Act) petroleum and related byproducts, hydrocarbons, radon, asbestos, urea formaldehyde and polychlorinated biphenyl compounds. All of the obligations of Buyer under this Section shall survive the termination of this Agreement.

SECTION 9 REPRESENTATIONS AND WARRANTIES.

9.1
By Sellers. Each Seller represents and warrants to Buyer, severally with respect to itself and its Property, as of August 1, 2025 (unless otherwise specified below), all of which representations and warranties shall be deemed to have been remade by each Seller to Buyer as of the Closing Date, as follows that:
a)
(i) Southmont Seller is a limited liability company duly organized and validly existing under the laws of the State of Delaware; (ii) East Hanover Seller is a limited liability company duly organized and validly existing under the laws of the State of Delaware; and (iii) Stow Seller is a limited liability company duly organized and validly existing under the laws of the State of Ohio.
b)
Such Seller has the capacity and authority to execute this Agreement and perform the obligations of such Seller under this Agreement. All action necessary to authorize the execution, delivery and performance of this Agreement by such Seller has been taken, and such action has not been rescinded or modified. Upon the execution of this

Agreement, this Agreement shall be legally binding upon such Seller. The person signing this Agreement on behalf of such Seller has been duly authorized to sign and deliver this Agreement on behalf of such Seller.
c)
The execution and delivery of this Agreement and performance by such Seller shall not conflict with or result in a violation of, or breach of, or constitute a default under, any law or administrative regulation or any of the terms, conditions or provisions of any judgment, decree, loan agreement, bond, note, resolution, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party and which affects its Property.
d)
Such Seller is not a “foreign person” within the meaning of Section 1445 of the Internal Revenue Code.
e)
Except as set forth on Schedule 9.1(e), such Seller has not received written notice of any legal actions, suits or similar proceedings pending and served against its Property, nor, to the actual knowledge of such Seller, has any legal action, suit or similar proceeding been threatened in writing against its Property which in any case, has not been cured, dismissed, settled or otherwise resolved. Seller represents and warrants that the ongoing or pending claims set forth on Schedule 9.1(e) arising from alleged slip and fall incidents or other injury/loss occurring prior to the Closing Date (collectively, “Slip and Fall Cases”) are, and will remain, fully covered under such Seller’s existing liability insurance policies. Seller will maintain such insurance coverage in full force and effect for all Slip and Fall Cases and will not take any action that would impair such coverage. Seller will remain solely responsible for all liabilities, costs, and expenses relating to any Slip and Fall Cases arising from incidents occurring prior to the Closing Date, and Buyer will have no responsibility or liability for such matter.
f)
Except as set forth on Schedule 9.1(f), such Seller has not received written notice of any pending actions, nor to such Seller’s actual knowledge are there any threatened actions in writing, by any governmental authority having the power of condemnation or eminent domain which might result in all or any material portion of its Property or any interest therein being taken by eminent domain, condemnation or conveyed in lieu thereof, which in any case, has not been cured, dismissed, settled or otherwise resolved.
g)
To the actual knowledge of such Seller, except for the NOV with respect to the Stow Property, such Seller has received no written notice from any governmental authority alleging that its Property is in material violation of applicable laws, ordinances or regulations which has not been cured, dismissed, settled or otherwise resolved.
h)
The Leases set forth on Exhibit “C”attached hereto are the only leases in effect with respect to the Properties or any portion thereof as of August 1, 2025. The copies of Leases made available to Buyer with the Due Diligence Materials are true, correct and complete copies of all such Leases as known to such Seller and as otherwise exist in Sellers’ files as of August 1, 2025. Except as set forth on Schedule 9.1(h) attached hereto, such Seller has received no written notice from any of the tenants under the Leases alleging a default by such Seller, as landlord, under the Leases, which in any case, has not been cured, dismissed, settled or otherwise resolved, and such Seller, as landlord, has not delivered a written notice of default to any of the tenants under the Leases alleging a default by such tenant, which in any case, has not been cured, dismissed, settled or otherwise resolved.
i)
To the actual knowledge of such Seller, and except as disclosed in any environmental assessment or other environmental report or documentation included as part of the Due Diligence Material, including, without limitation, the NOV, the Stow Environmental Conditions, the Initial Stow Design Services Agreement and the Initial Stow Contract, such Seller has received no written notice that its Property is in material violation of any Environmental Laws which has not been cured, dismissed, settled or otherwise resolved.
j)
Such Seller has not executed or entered into or is otherwise bound by any other agreement to purchase, sell, option, lease or otherwise dispose of or alienate all or any portion of its Property other than this Agreement, and the Cross Access Amendment, the Leases and the Permitted Exceptions which remain binding upon such Seller or its Property.
k)
Except for the Southmont Association, to Southmont Seller’s knowledge, Southmont Seller is not a member or otherwise subject to any association of co-owners with respect to the Southmont Property or any property adjacent thereto.
l)
Seller has not given or received any written notice of default under the Target REA, the Cross Access Amendment, or the Southmont Declaration, which remains uncured.
m)
Except as expressly provided in the Leases, none of the tenants under the Leases have a right of first refusal to purchase its Property or any part thereof.
n)
Such Seller has completed common area maintenance/operating expense reconciliation determinations for the calendar year 2024 and each prior year and has billed all tenants.
o)
The Initial Stow Design Services Agreement is in full force and effect and to Stow Seller’s actual knowledge, there exists no uncured default by Stow Seller thereunder. The Initial Stow Contract is in full force and effect and to Stow Seller’s actual knowledge, there exists no uncured default by Stow Seller thereunder.
p)
To Stow Seller’s actual knowledge, all permits required for construction under the Initial Stow Design Services Agreement and the Initial Stow Contract have been issued and paid for and are in full force and effect, and all bonds and escrows required by any governmental authority in connection therewith have been posted.
q)
Reserved.
r)
Except as identified on Schedule 9.1(o), such Seller has not initiated any tax appeal with respect to its Property that is unresolved, and, to such Seller’s actual knowledge, such Seller has not received any written notice from any governmental authority imposing any new or additional assessments against its Property other than those set forth on the most recent tax duplicate for such Property.
s)
Such Seller is not (and will not become), and, to such Seller’s knowledge, none of such Seller’s owners, officers, directors, or employees (if any) acting on such Seller’s behalf in relation to this Agreement are (or will become), a person or entity with whom U.S. persons are restricted from doing business with under (i) U.S. sanctions laws and regulations, including, without limitation, the regulations promulgated and enforced by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury (including, without limitation, those persons or entities named on OFAC's Specially Designated Nationals and Blocked Persons list) or (ii) under any other statute, regulation, rule, or executive order (including the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), the USA Patriot Act (as hereinafter defined), or other governmental action. Notwithstanding the foregoing, the representations made in this subsection regarding such “Seller’s owners” shall not apply to any shareholder of any publicly traded company that directly or indirectly owns such Seller.
t)
To the actual knowledge of each Seller, each Seller has delivered to Buyer copies of all Environmental Materials (as hereinafter defined) relating to each respective Property that are saved electronically on Seller’s Enterprise Content Management (aka “ECM”) database system. “Environmental Materials” means third-party Phase I and Phase II environmental reports and notices of violation, warning letters, requests for information and notices of non-compliance from any governmental or quasi-governmental agency relating to the environmental condition of each respective Property.

If a Seller discovers that any of the representations or warranties of such Seller in Section 9.1 is inaccurate or incomplete as a result of a change of fact or circumstances (and not as a result of a representation or warranty otherwise being inaccurate in any material respect as of August 1, 2025 or a representation or warranty becoming inaccurate in any material respect after August 1, 2025 and prior to Closing due to a breach or default by such Seller under this Agreement for which Buyer shall have the remedies afforded to Buyer under Section 10.1 of this Agreement) (a “Changed Circumstance”), then such Seller shall promptly deliver written notice to Buyer of such (each a “Change Notice”). Upon a Seller’s delivery to Buyer of any Change Notice, the representation and warranty described in such Change Notice shall be deemed updated and/or revised as described in the Change Notice, and such Seller shall have no liability to Buyer therefor; provided, however, Buyer shall have five (5) business days to terminate this Agreement upon receipt of the Change Notice, and if Buyer elects to terminate this Agreement on account of the Changed Circumstances, the Earnest Deposit shall be promptly returned to Buyer and thereafter no party hereto shall have any further liability to any other party, except for those obligations which expressly survive the termination of this Agreement which shall be Buyer’s exclusive remedy for the occurrence of a Changed Circumstance.

Buyer may bring an action or proceeding alleging the untruth, inaccuracy or breach of any such warranties, representations and agreements that expressly survive Closing as provided for herein within the Survival Period, and the warranties, representations and agreements at issue shall survive until full and final determination of the action or proceeding. However, if Buyer proceeds to Closing with actual knowledge, or knowledge Buyer should reasonably have deemed to possess pursuant to its Inspections of the Properties, of any such untruth, inaccuracy or breach of any warranty, representation or agreement, Buyer is deemed to have waived any claims with respect to each such warranty, representation or agreement. Buyer shall be deemed to have actual knowledge of all matters arising and/or disclosed in any Tenant Estoppels delivered to Buyer at or prior to Closing, and Buyer shall not have a right to bring a claim or action against such Seller during the Survival Period on account of any matter disclosed in any Tenant Estoppel delivered to Buyer prior to Closing. Subject to the limitations in this paragraph, following Closing, the applicable Seller shall be liable to Buyer for any damages arising out of any untruth, inaccuracy or breach of any surviving warranty, representation or agreement hereunder, provided, however, that: (i) the valid claims for all such breaches hereunder aggregate to more than (a) One Hundred Thousand and 00/100 Dollars ($100,000.00) as to Southmont Seller, (b) Fifty Thousand and 00/100 Dollars ($50,000.00) as to the East Hanover Seller and (c) One Hundred Thousand and 00/100 Dollars ($100,000.00) as to Stow Seller (as to each, the “Floor”), and once the Floor has been reached, recovery under this Section shall be made from the first dollar of loss without regard to the Floor; (ii) written notice containing a description of the specific nature of such breach shall have been given by Buyer to the applicable Seller after the Closing Date and prior to the expiration of the Survival Period; and (iii) in no event shall the applicable Sellers’ aggregate liability to Buyer for all breaches of surviving warranties, representations and agreements hereunder exceed the amount of (x) Nine Hundred Forty Thousand and 00/100 Dollars ($945,000.00) as to Southmont Seller, (y) Four Hundred Eighty Thousand and 00/100 Dollars ($480,000.00) as to East Hanover Seller and (z) One Million One Hundred Thousand and 00/100 Dollars ($1,100,000.00) as to Stow Seller (as to each, the “Cap”). The warranties, representations and agreements of each Seller as set forth in this Section 9.1 shall survive Closing and delivery of the respective Deed to Buyer for a period of two hundred seventy (270) days (the “Survival Period”) after the Closing Date.

As used in this Agreement, any and all references to “such Seller’s knowledge,” “such Seller’s actual knowledge” or phrases of similar import shall mean the conscious awareness of facts or other relevant information, without investigation or inquiry, of Bryan Gardell, Senior Transactions Director, who is most likely to have knowledge with respect to the statements set forth in this Section 9.1. The indemnification obligations of each Seller pursuant to Section 5.7 and Section 11 of this Agreement shall not be subject to the Floor, Cap or Survival Period.

9.2
By Buyer. Buyer represents and warrants to Sellers as of the Effective Date that:
a)
Buyer is duly created and validly existing pursuant to the laws of the jurisdiction of its organization and is duly qualified to do business in the jurisdiction in which each Property is situated if and to the extent that such qualification is required.
b)
Buyer has the capacity and authority to execute this Agreement and perform the obligations of Buyer under this Agreement. All action necessary to authorize the execution, delivery and performance of this Agreement by Buyer has been taken, and such action has not been rescinded or modified. Upon the execution of this Agreement, this Agreement shall be legally binding upon Buyer. The person signing this Agreement on behalf of Buyer has been duly authorized to sign and deliver this Agreement on behalf of Buyer.
c)
Buyer is not subject to any judgment or decree of a court of competent jurisdiction or governmental agency that would limit or restrict Buyer’s right to enter into and carry out this Agreement.
d)
Neither the execution of this Agreement nor the consummation of the transactions contemplated herein by Buyer shall constitute a breach under any contract or agreement to which Buyer is a party or by which Buyer is bound or affected.
e)
No consent or approval of any third party (including, without limitation any governmental authority) is or was required in connection with Buyer’s execution and delivery of this Agreement or its consummation of the transaction contemplated herein.
f)
None of the funds to be used for payment by Buyer of the Purchase Price shall be subject to 18 U.S.C. §§ 1956-1957 (Laundering of Money Instruments), 18 U.S.C. §§ 981-986 (Federal Asset Forfeiture), 18 U.S.C. §§ 881 (Drug Property Seizure), Executive Order Number 13224 on Terrorism Financing, effective September 24, 2001, or the United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, H.R. 3162, Public Law 107-56 (the “USA Patriot Act”).
g)
Buyer is not (and will not become), and, to Buyer’s knowledge, none of Buyer’s owners, officers, directors, or employees (if any) acting on Buyer’s behalf in relation to this Agreement are (or will become) a person or entity with whom U.S. persons are restricted from doing business or otherwise dealing with under (i) U.S. sanctions laws and regulations, including, without limitation, the regulations of promulgated and enforced by the OFAC of the U.S. Department of the Treasury (including, without limitation, those persons or entities named on OFAC’s Specially Designated Nationals and Blocked Persons list) or (ii) under any other statute, regulation, rule, or executive order (including the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), the USA Patriot Act, or other governmental action. Notwithstanding the foregoing, the representations made in this subsection regarding “Buyer’s owners” shall not apply to any shareholder of any publicly traded company that directly or indirectly owns Buyer.

Buyer shall fully disclose to Sellers, immediately upon Buyer’s becoming aware of its occurrence, any change in facts or circumstances of which Buyer becomes aware prior to the Closing that may affect the representations and warranties set forth above. In the event that any representation or warranty by Buyer is not accurate as of the Closing, Sellers, as their sole and exclusive remedy, shall have the right to terminate this Agreement, in which event the Earnest Deposit shall be delivered and paid to Sellers by the Escrow Agent and neither party hereto shall have any further obligations hereunder except for such obligations and indemnities which expressly survive the termination of this Agreement, and Sellers expressly waive the right to sue Buyer for damages.

SECTION 10 DEFAULT.

10.1
Seller Default. Notwithstanding any provision in this Agreement to the contrary, if the Closing does not occur by reason of a material default or breach by a Seller hereunder which continues until the expiration of two (2) days after written notice from Buyer, then Buyer shall have the right, as its sole and exclusive remedy, to either: (i) terminate this Agreement, in which event Buyer shall receive the Earnest Deposit, plus all actual and documented out-of-pocket expenses in connection with Buyer’s due diligence activities, title and survey costs, financing deposits, fees and costs and attorneys’ fees and expenses incurred by Buyer in connection with the transactions contemplated by this Agreement up to an amount not to exceed One Hundred Fifty Thousand and 00/100 Dollars ($150,000), and thereafter none of the parties hereto shall have any further rights or obligations hereunder except for obligations that specifically survive the termination; or (ii) pursue specific performance of this Agreement, provided that such action must be commenced within sixty (60) days following receipt by the applicable Seller of the default notice from Buyer under this Section 10.1 No other remedy or relief shall be available to Buyer on account of such default or breach, and Buyer hereby waives any and all other remedies, including the right to sue Sellers for damages. The limitation of damages set forth herein shall not apply to any indemnities, covenants or obligations of a Seller which expressly survive either the termination of this Agreement or Closing, for which Buyer shall be entitled to all rights and remedies available at law or in equity subject to Floor and the Cap as provided in Section 9.1 of this Agreement. Notwithstanding anything herein to the contrary, in the event that specific performance is not a legally available remedy to Buyer as a result of a willful breach by a Seller under this Agreement, then Buyer shall be entitled to exercise any and all rights and remedies available at law or in equity.
10.2
Buyer Default. Notwithstanding any provisions of this Agreement to the contrary, if Buyer materially breaches or defaults under this Agreement, or if Buyer otherwise fails to timely close this transaction for reasons other than a Seller’s default or the failure of any of the express conditions to Buyer’s performance, and if such material breach, default and/or failure by Buyer continues until expiration of two (2) days after written notice from Sellers, then this Agreement shall terminate, and the Earnest Deposit shall be delivered to Sellers as agreed-upon liquidated damages as Sellers’ sole remedy. Sellers and Buyer acknowledge that: (i) it would be impossible to accurately determine Sellers’ damages in the event of Buyer’s default; (ii) the Earnest Deposit is fair and equitable; and (iii) Sellers expressly waive the right to exercise any and all other rights available at law or in equity. The limitation of damages set forth herein shall not apply to any indemnities, covenants or obligations of Buyer which expressly survive either the termination of this Agreement or Closing, for which Sellers shall be entitled to all rights and remedies available at law or in equity.

SECTION 11 BROKERS. Buyer and Sellers each represent and warrant that they have not been represented by any broker in connection with the sale of the Properties other than James Galbally @ JLL as to the Southmont Property, Jose Cruz @ JLL as to the East Hanover Property and Michael Nieder @ JLL as to the Stow Property (collectively, the “Broker”), and no commissions or fees are due to any other broker or finder by reason of either party’s actions in this matter. Sellers shall pay

Broker pursuant to a separate commission agreement. Buyer and Sellers shall each be responsible for all liability, if any, for any broker or finder fees payable with respect to the sale of the Properties that are attributable to its actions. Sellers and Buyer shall and do each hereby indemnify, defend and hold harmless the other from and against the claims, demands, actions and judgments of any and all brokers, agents and other persons or entities alleging a commission, fee or other payment to be owing by reason of their respective dealings, negotiations or communications in connection with this Agreement or the purchase and sale of the Properties. The indemnity obligations in this Section shall survive the termination of this Agreement or the Closing.

SECTION 12 EMINENT DOMAIN. In the event of the taking of any portion of a Property by eminent domain for any public or quasi-public use, or if notice of intent of a taking or a sale in lieu of taking is received by a Seller or Buyer, at or prior to the Closing, the applicable Seller shall notify Buyer promptly of such event and if the taking or intent to take is material (as defined below), Buyer shall have the right, to be exercised within fifteen (15) days after notice of such taking by written notice to Sellers, to terminate this Agreement, in which event Buyer shall receive the Earnest Deposit and neither of the parties hereto shall have any further rights or obligations hereunder except for obligations that specifically survive the termination. In the event this Agreement is not terminated, Buyer shall consummate this transaction on the Closing Date (with no reductions in the Purchase Price), and Buyer shall be entitled to participate in any such condemnation or eminent domain proceedings and to receive all of the proceeds attributable to any portion of such Property to be conveyed to Buyer. For clarity, Buyer and Sellers acknowledge and agree that in the event Sellers deliver notice to Buyer in accordance with the foregoing Section 12, in no event shall such notice of any new taking or intent of taking by eminent domain for any public or quasi-public use constitute a breach by a Seller of Section 9.1(f) above, and Sellers shall have no liability to Buyer therefor; provided, however, Buyer shall retain its rights under this Section 12. For the purposes of this Section, a taking shall be deemed material if it (i) restricts access to a Property in any material respect, or (ii) affects ten percent (10%) or more of the building(s) comprising a part of a Property, or (iii) reduces the parking available to a Property that makes the parking non-compliant with any Lease or applicable law or regulation applicable to such Property, or (iv) if any tenant leasing 10,000 square feet or greater has terminated or has the right to terminate its Lease by reason of such event, and such right is not unconditionally waived in writing by such tenants.

SECTION 13 CASUALTY. If prior to the Closing Date, any portion of a Property is destroyed by fire or other casualty, the affected Seller shall promptly notify Buyer in writing of such fact (which writing shall detail the amount of insurance recoverable) and if the fire or other casualty is material, Buyer shall have the option to terminate this Agreement upon written notice to Sellers given within fifteen (15) days after Buyer’s receipt of such Seller’s written notice aforesaid. Upon such termination, the Escrow Agent shall return the Earnest Deposit to Buyer, this Agreement shall terminate and no party shall have any further obligation or liability to the any other. In the event Buyer does not so elect to terminate this Agreement as aforesaid, or the fire or other casualty is not material, the affected Seller shall assign to Buyer any insurance claims, upon the written consent of the applicable insurer, and the amount of any deductible shall be subtracted from the Purchase Price and Buyer shall acquire the Property pursuant to this Agreement without any other reduction in the Purchase Price. In the event the applicable insurer shall not consent to the assignments of any insurance claim to Buyer, the affected Seller shall pursue the applicable insurance claim on behalf of Buyer (and Buyer shall assist such Seller as reasonably requested by such Seller) and shall turn over insurance proceeds from such claim to Buyer, less any actual expenses of such Seller’s pursuit of such insurance claim, upon such Seller’s receipt of same. For purposes of this Section 13 “material” shall be deemed to be any uninsured damage or destruction to a Property or any Personal Property (except that a casualty shall not be deemed uninsured solely because all, or a portion of, the cost of the Casualty is subject to a deductible), or any insured damage or destruction (i) where there is damage to or destruction of ten percent (10%) or more of the building(s) comprising a part of a Property, (ii) where the repair or replacement is estimated, by a general contractor selected by the affected Seller and reasonably approved by Buyer, to require more than two hundred seventy (270) days to repair, or (iii) if Dick’s Sporting Goods, Best Buy, or Ross at the Southmont Property, Homesense or HomeGoods at the East Hanover Property, or Giant Eagle, Kohls, or Hobby Lobby at the Stow Property has terminated or has the right to terminate its Lease by reason of such event and such termination right is not unconditionally waived in writing by such tenants.

SECTION 14 SERVICE CONTRACTS. Sellers shall cause any and all service contracts, leasing agreements, brokerage agreements, management agreements, or other similar agreements binding on Sellers and/or the Properties to be terminated on or before the Closing Date. Sellers shall be solely responsible for the payment of any and all costs and expenses associated with terminations, and shall cause the same to be paid on or before the Closing Date.

SECTION 15 RESERVED.

SECTION 16 MISCELLANEOUS.

16.1
Governing Law. This Agreement shall be governed by the laws of the State of Ohio, without regard to rules regarding conflicts of laws.
16.2
Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. Any counterpart hereof may be executed and delivered by email or other electronic transmission, which shall have the same force and effect as an original.
16.3
Entire Agreement. This Agreement, together with the attached exhibit(s), contains all of the terms and conditions of the agreement between the parties hereto, and any and all prior and contemporaneous oral and written agreements are merged herein.
16.4
Modifications and Waivers. This Agreement cannot be changed nor can any provision of this Agreement, or any right or remedy of any party, be waived orally. Changes and waivers can only be made in writing, and the change or waiver must be signed by the party against whom the change or waiver is sought to be enforced. Any waiver of any provision of this Agreement, or any right or remedy, given on any one or more occasions shall not be deemed a waiver with respect to any other occasion.

16.5
Parties Bound. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, successors, and assigns of the parties hereto.
16.6
Assignment. Buyer may not assign its rights and obligations under this Agreement without Sellers’ prior written consent; provided, however, at and concurrently with Closing hereunder, Buyer may assign its rights and obligations under this Agreement without the consent of Sellers, provided and on the condition that: (i) Buyer shall have given Sellers written notice of the assignment and the identity of the assignee no later than ten (10) business days prior to Closing; (ii) Buyer or a principal of Buyer shall directly or indirectly control the day to day management of the assignee or otherwise hold a controlling interest, directly or indirectly, in the assignee; and (iii) such assignee shall have assumed Buyer’s obligations hereunder by a written instrument of assumption in form and substance reasonably satisfactory to Sellers. Notwithstanding any such assignment, Buyer shall nevertheless remain liable for all of Buyer’s obligations hereunder. Notwithstanding anything to the contrary contained herein, if Buyer fails to provide the name of the assignee prior to Sellers’ distribution of Tenant Estoppels to tenants under the Leases, Buyer shall not have the right to object to any Tenant Estoppel for failure to reference the specific assignee’s name. Furthermore, notwithstanding anything to the contrary contained herein, Buyer shall be solely responsible for paying any and all transfer taxes that may arise as a result of any assignment made by Buyer under this Section 16.6.
16.7
Notices. All notices, requests and other communications under this Agreement shall be in writing and shall be deemed given when made by personal delivery, sent next business day by delivery by a nationally recognized overnight courier, addressed as follows, or e-mail followed by another permitted means of delivery. Notice shall be deemed given on the date on which the notice is received by a party in the case of personal delivery or e-mail, or on the next business day immediately following receipt by the courier, in the case of an overnight courier:

If to Seller: BRE DDR IVA SOUTHMONT PA LLC

DDR SOUTHEAST HANOVER, L.L.C.

DDR OHIO OPPORTUNITY II LLC

c/o SITE Centers Corp.

3300 Enterprise Parkway

Beachwood, Ohio 44122

Attn: Bryan Gardell

E-mail: bgardell@sitecenters.com

With a copy to: BRE DDR IVA SOUTHMONT PA LLC

DDR SOUTHEAST HANOVER, L.L.C.

DDR OHIO OPPORTUNITY II LLC

c/o SITE Centers Corp.

3300 Enterprise Parkway

Beachwood, Ohio 44122

Attn: Michael S. Owendoff

E-mail: mowendoff@curbline.com

And with a copy to: Vorys, Sater, Seymour and Pease LLP

200 Public Square, Suite 1400

Cleveland, Ohio 44114

Attn: Nicholas R. House

E-mail: nrhouse@vorys.com

If to Buyer: c/o Haverford Retail, Inc.

40 Morris Avenue, Suite 150

Bryn Mawr, PA 19010

Attn: Mr. Joe Staugaard

E-mail: jrs@haverfordretail.com

With a copy to: KLEINBARD LLC

Three Logan Square

1717 Arch Street, 5th Floor

Philadelphia, PA 19103

Attn: Kelly Anne Donohoe, Esquire

Email: kdonohoe@kleinbard.com

16.8
Section Headings. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.
16.9
Severability. If one or more of the provisions of this Agreement or the application thereof shall be invoked, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions or any other application thereof shall in no way be affected or impaired.
16.10
Time of the Essence. The parties agree that time is of the essence and that the failure of a party hereto to perform any act on or before the date specified herein for performance thereof shall be deemed cause for the termination hereof by the other party, without prejudice to other remedies available for default hereunder.
16.11
Confidentiality; Public Disclosure.
a)
Except as permitted in Section 16.11(b), without the prior written consent of the other parties, (i) no party shall disclose to any person, other than their legal counsel or a proposed lender, either the fact that this Agreement has been entered into or any of the terms, conditions or other facts with respect thereto, including the status thereof; provided, that either party hereto may make such disclosure if compelled by court order or to comply with the requirements of any law, governmental order or regulation (including, without limitation, any rule or regulation promulgated by the U.S. Securities and Exchange Commission); and (ii) neither party shall make any public disclosure or issue any press release pertaining to the existence of this Agreement, or to the proposed acquisition or sale of the Properties, except as required by law (including, without limitation, any rule or regulation promulgated by the U.S. Securities and Exchange Commission).
b)
On or after the Closing Date, Buyer and Sellers may each issue a press release with respect to this Agreement and the matters contemplated hereby without the consent of the others. In connection with the foregoing, the issuing party shall endeavor to provide an advance written copy of such press release to the other parties.
16.12
Further Action. The parties hereto shall at any time, and from time to time on and after the Closing Date, upon the request of either, do, execute, acknowledge and deliver all such further acts, deeds, assignments and other instruments as may be reasonably required for the consummation of this transaction.
16.13
Construction. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared by counsel for one of the parties hereto, it being recognized that both Sellers and Buyer have contributed substantially and materially to the preparation of this Agreement.
16.14
No Recording. Neither this Agreement nor any memorandum or short form thereof may be recorded by Buyer.
16.15
Third Party Beneficiary. The provisions of this Agreement are not intended to benefit any parties other than Sellers and Buyer.
16.16
1031 Exchange. If so requested by either party, the other party shall cooperate in structuring and completing this transaction for the requesting party so as to effect a like kind exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended. In particular, such other party shall consent to the assignment by the requesting party prior to the Closing hereunder of its rights hereunder to a “qualified intermediary” or other third party for such purposes. The foregoing notwithstanding, in connection with any such exchange, neither party shall have any obligation to acquire title to any real property nor to enter into any contract: (i) that may create or impose upon such party any non-monetary obligation or negative covenant; (ii) that does not provide that the sole and exclusive remedy of any seller for a breach shall be to retain as liquidated damages the deposit paid to said seller; or (iii) that requires such party to execute any mortgage, deed of trust or similar financing instrument. It is further agreed that: (1) neither party shall assume any responsibility for the tax consequences to any other party arising out of any exchange effected pursuant to this Section; (2) the requesting party shall reimburse the other party for all additional costs and expenses (including reasonable attorney’s fees) incurred by such other party in connection with any such exchange; and (3) the requesting party shall indemnify and hold the other party harmless from and against any and all loss, cost, damage, expense or other liability (including reasonable attorneys’ fees) that such other party may incur or suffer in the performance of its obligations under this Section.
16.17
Business Day. As used herein, a business day shall mean any day other than Saturday, Sunday or other day that commercial banks in the State of Delaware are authorized or required to close under applicable law. In the event that the expiration of any time period hereunder shall expire on a non-business day, then such time period shall be extended until the close of business on the next following business day.
16.18
New Jersey Bulk Sales Act. The parties acknowledge that the provisions of the New Jersey Sales and Use Tax Act, N.J.S.A. 54:32B-1 et seq. and N.J.S.A. 54:50-38 (collectively, “Bulk Sales Act”), are applicable to the purchase and sale of the East Hanover Property by Buyer from East Hanover Seller. Buyer shall, in cooperation with the East Hanover Seller, submit the required Notification of Sale, Transfer or Assignment in Bulk (form C-9600) (“Bulk Sales Notice”) and all required attachments to the New Jersey Department of the Treasury, Division of Taxation, Bulk Sales Section (“Bulk Sales Section”) not later than two (2) business days after the expiration of the Due Diligence Period. East Hanover Seller shall promptly provide all information required to complete all forms submitted with the Bulk Sales Notice. Such filing shall be made by overnight delivery to the address specified by the Bulk Sales Section for such filing by overnight delivery. Seller shall cooperate with the Buyer in connection with such submission by supplying any other information reasonably necessary for Buyer to file the Bulk Sales Notice. In the event that the Bulk Sales Section requires that a portion of the Purchase Price allocated to the East Hanover Property be held in escrow to secure potential tax liabilities of East Hanover Seller under the Bulk Sales Act, (a) East Hanover Seller authorizes Buyer to comply with such requirement and (b) the Escrow Agent shall hold such amount in escrow disburse same upon receipt of authorizations, and in accordance with directions, from the Bulk Sales Section, and the balance of the escrow, if any after such disbursement(s), shall be promptly paid to East Hanover Seller. The provisions of this Section 16.18 shall survive Closing.

[Signatures Appear on Following Pages]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.

SELLERS:

BRE DDR IVA SOUTHMONT PA LLC,

a Delaware limited liability,

By: /s/ Michael S. Owendoff__________________

Michael S. Owendoff, Deputy General Counsel

Date: September 15, 2025

DDR SOUTHEAST EAST HANOVER, L.L.C.,

a Delaware limited liability company

(formerly known as Inland Southeast East Hanover, L.L.C.),

By: /s/ Michael S. Owendoff__________________

Michael S. Owendoff, Deputy General Counsel

Date: September 15, 2025

DDR OHIO OPPORTUNITY II LLC,

an Ohio limited liability company

By: /s/ Michael S. Owendoff__________________

Michael S. Owendoff, Deputy General Counsel

Date: September 15, 2025

BUYER:

HRP STOW, LLC,

a Delaware limited liability company

By: /s/ Joseph R. Staugaard, III

Name: Joseph R. Staugaard, III

Title: Authorized Signatory

Date:_ September 15, 2025

BRAMBLEWOOD STOW LLC,

a Delaware limited liability company

By: Haverford Retail LLC,

a Delaware limited liability company

its Manager

By: /s/ Joseph R. Staugaard, III

Name: Joseph R. Staugaard, III

Title: Authorized Signatory

Date: September 15, 2025

CONCORD STOW LLC,

a Delaware limited liability company

By: Haverford Retail LLC,

a Delaware limited liability company

its Manager

By: /s/ Joseph R. Staugaard, III

Name: Joseph R. Staugaard, III

Title: Authorized Signatory

Date: September 15, 2025

HRP SOUTHMONT, LLC,

a Delaware limited liability company

By: /s/ Joseph R. Staugaard, III

Name: Joseph R. Staugaard, III

Title: Authorized Signatory

Date: September 15, 2025

BRAMBLEWOOD 89 LLC,

a Delaware limited liability company

By: Haverford Retail LLC,

a Delaware limited liability company

its Manager

By: /s/ Joseph R. Staugaard, III

Name: Joseph R. Staugaard, III

Title: Authorized Signatory

Date: September 15, 2025

CONCORD 89 LLC,

a Delaware limited liability company

By: Haverford Retail LLC,

a Delaware limited liability company

its Manager

By: /s/ Joseph R. Staugaard, III

Name: Joseph R. Staugaard, III

Title: Authorized Signatory

Date: September 15, 2025

HRP EAST HANOVER, LLC,

a Delaware limited liability company

By: /s/ Joseph R. Staugaard, III

Name: Joseph R. Staugaard, III

Title: Authorized Signatory

Date: September 15, 2025

BRAMBLEWOOD EAST HANOVER LLC,

a Delaware limited liability company

By: Haverford Retail LLC,

a Delaware limited liability company

its Manager

By: /s/ Joseph R. Staugaard, III

Name: Joseph R. Staugaard, III

Title: Authorized Signatory

Date: September 15, 2025

CONCORD EAST HANOVER LLC,

a Delaware limited liability company

By: Haverford Retail LLC,

a Delaware limited liability company

its Manager

By: /s/ Joseph R. Staugaard, III

Name: Joseph R. Staugaard, III

Title: Authorized Signatory

Date: September 15, 2025

ESCROW CONSENT AND ACKNOWLEDGMENT

The undersigned agrees to act as the Title Company and Escrow Agent for the transaction described in the above Agreement as provided herein. Receipt of the Initial Deposit is hereby acknowledged. The undersigned agrees to hold and deliver the Earnest Deposit and Extension Deposit, if made, in accordance with the terms of this Agreement.

FIRST AMERICAN TITLE INSURANCE COMPANY

Escrow No. NCS-1266914A-CLE By: /s/ Rebecca S. Groetsch

(Print Name)

Authorized Representative

Date: September 16, 2025